UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2023 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	April 30, 2023

Dear Shareholders,

The Pendulum of Market Sentiment

“In the short run, the market is a voting machine but in the long run, it is a weighing machine.” – Benjamin Graham.

Stock prices may have fluctuated over the six month period ended April 30, 2023, mostly based on interest rate movements, but we agree with Graham that over the longer term, company earnings and cash flows ultimately determine stock prices. We believe the rise in interest rates and the corresponding decline in equity valuations are subsiding, leaving Graham’s proverbial scale to determine where stocks are headed. In the final two months of 2022, optimism surrounding the potential peak of the Federal Reserve Bank’s (Fed) tightening cycle was reinforced by lower-than-expected core Consumer Price Index (CPI) readings for both November and December. Persistent inflation, particularly in wages, remained a focal point for the Fed, and the inverted yield curve amplified fears of a policy misstep or a looming economic downturn. Fed Chairman Jerome Powell indicated in December 2022, that the institution would maintain its “higher-for-longer” approach for interest rates and projected a long-run terminal rate exceeding 5.0%, which sparked concerns about the sustainability of a stock market rebound.

The first quarter of 2023 saw a reversal in the bearish investor sentiment that had marked much of the previous year. In February, the Fed reduced the pace of rate hikes to 25 basis points (bps), after a 50 bps hike in December. Powell, acknowledging the disinflation trend, did not resist the easing of financial conditions, and U.S. Treasury yields fell during the first quarter. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. However, the Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to contain market concerns. These steps included announcing an emergency liquidity program, guaranteeing uninsured deposits at the impacted regional banks, and allowing some bank mergers and acquisitions to take place. At the end of March, the Fed raised rates by another 25 bps, bringing the Federal Funds rate to 5.0%. In April, U.S. Gross Domestic Product (GDP) grew 1.1%, missing the 2.0% forecast and falling from the prior quarter’s 2.6%, despite robust consumer spending.

Among non-U.S. equities, developed markets saw strong performance during the fiscal six-month period ended April 30, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and global supply chain bottlenecks seeing continued relief. As such, the MSCI EAFE Index was up 24.6%, driven by strong performance in the Financials and Industrials sectors, while the Real Estate and Energy sectors experienced relative weakness. From a broader perspective, the MSCI ACWI Index rose 13.0% during the fiscal six-month period, where the Communication Services and Information Technology sectors showed strong results, while the Healthcare and Energy sectors saw weaker performance. Within Emerging Markets, notable strength was driven by China reopening its borders, and the MSCI Emerging Markets Index was up 16.5% during the fiscal six-month period. Strong performance within the Communication Services and Information Technology sectors was slightly offset by relative weakness in the Real Estate and Energy sectors.

During the fiscal six-month period, growth outperformed value, with the Russell 3000 Growth Index returning 10.8%, outperforming the Russell 3000 Value Index, which posted a return of 3.4% for the period. There was also a notable bifurcation between small- and large-cap stocks, where the -3.5% return of the Russell 2000 Index considerably underperformed the 7.2% return of the Russell 1000 Index during the fiscal six-month period.

Slow Dance into Recession

The Conference Board’s Index of Leading Economic Indicators (LEI) – a composite of economic information that includes housing, consumer confidence and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI fell into negative territory in August 2022, and as of March 2023, it shows a year-over-year decline of 7.8%.

Further, over the past thirteen tightening cycles, the United States has only achieved a soft landing (i.e., an economic slowdown without a recession) on three occasions (1984, 1994-1995 and 2020). In each of these instances, interest rates were increased by only 300 bps. As of April 30, 2023, the Fed has increased rates by approximately 500 bps since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully orchestrate a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 bps.

Further challenging the ability for a soft landing is the lagged impact of the Fed’s aggressive tightening cycle. It is important to note the strong historical relationship between small bank lending standards and U.S. corporate business spending, known as capital expenditures. As bank lending standards tighten, fewer loans are made and companies’ cost of capital rises. As a result, companies reduce their capital projects, either due to a lack of funds or because the higher cost makes these projects less financially attractive. In our view, bank lending standards will likely continue to tighten and slow business capital expenditures, pressuring earnings for more economically sensitive companies that rely on capital expansion projects.

As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and is now in outright contraction for the first time since 1938, which is likely to slow economic activity. For these reasons, we believe the United States may have already entered a recession.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future in novation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Healthcare sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 8.66% for the fiscal six-month period ended April 30, 2023, compared to the 10.77% return of the Russell 3000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Consumer Discretionary and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; NVIDIA Corporation; Prometheus Biosciences, Inc.; Las Vegas Sands Corp.; and MercadoLibre, Inc. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. Microsoft’s CEO expects technology spending as a percent of GDP to jump from about 5% now to 10% in 10 years and that Microsoft will continue to capture market share within the technology sector. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). While the company reported fiscal second quarter results that met consensus estimates, their investment in OpenAI’s ChatGPT captured the attention of investors, contributing to positive performance. Throughout the period, Microsoft surprised investors with continual rollouts of new AI capabilities across the company’s portfolio (e.g., Bing, GitHub, Teams, Office 365). Furthermore, the company announced Microsoft 365 Copilot, which leverages GPT-4, a large language model, combined with the Microsoft Graph of data to provide AI virtual assistance. We believe Microsoft’s investment in OpenAI provides a first-mover advantage in the AI transformer model space.

Short exposure to a Central and Eastern European software service delivery platform contributed to performance. While we believe this is a well-run company, we established the short exposure based on our belief that the company’s top 10 customers will face challenges in their core businesses, leading to a reduction in technology spending. During the period, the company reported decent, where revenues were in-line with analyst estimates but recorded better-than-expected profits. However, shares fell after management gave weaker-than-expected revenue and earnings guidance for fiscal 2023. The company noted that revenue growth will be negatively impacted due to pockets of moderation around its retail and consumer segment, as businesses remain cautious of slowing demand given the challenging macroeconomic backdrop. As the company’s share price declined, the short exposure contributed to performance.

Detractors from Performance

The Materials and Energy sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; Albemarle Corporation; Datadog Inc.; Pioneer Natural Resources Company; and Live Nation Entertainment, Inc. were among the top detractors from absolute performance.

Tesla is an electric vehicle manufacturer with a significant technological lead in its large and rapidly growing addressable market. Shares detracted from results during the period as the company confronted transportation capacity issues that caused deliveries to fall short of estimates, as well as developing demand softness. However, Tesla addressed the weakened domestic consumer demand by cutting process late in 2022 by discounting the Models 3 and Y as well as introducing supercharging credits.

Short exposure to a supplier of wafer fabrication equipment and services for semiconductor manufacturing detracted from performance. We established a short position based on our belief that the company’s top customers may cut capital expenditures in 2023, as demand for most end-markets could continue to weaken. However, the company reported better-than-expected results, driven by strong company execution in the context of an improving supply-chain environment.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 2.47% for the fiscal six-month period ended April 30, 2023, compared to the 8.63% return of the S&P 500 Index and the 5.20% return of the HFRI Equity Hedge (Total) Index. During the reporting period, the average allocation to long positions was 80.11% and the average allocation to short positions was -34.87%. The Fund’s average cash allocation, which includes short sale proceeds, was 54.76%.

Based on the net exposure of long and short positions, the Industrials and Healthcare sectors were the largest sector weightings for the reporting period. Industrials was the largest sector overweight and the Information Technology sector was the largest underweight. Long positions, in aggregate, detracted from absolute and relative performance while short positions contributed to absolute performance but detracted from relative performance.

Contributors to Performance

Based on the net exposure of long and short positions, the Real Estate and Industrials sectors were the largest contributors to relative performance. Regarding long positions, TransDigm Group Incorporated; TransMedics Group, Inc.; FirstService Corp; MercadoLibre, Inc.; and Microsoft Corporation were among the top contributors to absolute performance.

TransDigm Group specializes in the production of engineered aerospace components, systems and subsystems. Its core Power and Control segment includes operations that primarily develop, produce and market systems and components that provide power to or control power of aircrafts utilizing electronic, fluid, power and mechanical motion control technologies. During the period, the company reported solid fiscal first quarter results, where both revenues and earnings beat analyst estimates. Better-than-expected results were driven by strength in all three of their major market channels – commercial original equipment manufacturing (OEM), commercial aftermarket and defense – as well as strong order bookings. Moreover, management raised their fiscal full year guidance, noting favorable trends in the commercial aerospace market recovery.

Short exposure to a bank holding company that provides solutions and services to participants in the digital currency industry contributed to performance during the period. The company offers an instantaneous payment network that allows customers to actively engage in the digital currency ecosystem. However, after the collapse of a large cryptocurrency exchange that triggered a run on the bank, the company announced it would wind down operations and voluntarily liquidate the bank in an orderly manner and in accordance with the applicable regulatory process. As a result, the short position contributed to performance due to the precipitous share price decline.

Detractors from Performance

Based on the net exposure of short and long positions, the Information Technology and Communication Services sectors were the largest detractors from relative performance. Regarding long positions, Signature Bank; Montrose Environmental Group Inc.; 908 Devices Inc.; Progyny, Inc.; and Xometry, Inc. were among the top detractors to absolute performance.

Montrose Environmental Group offers various environmental services to a diverse client base, primarily in the United States. The company has expertise in a wide variety of areas, including environmental assessment and permitting, measurement and analysis, and remediation and reuse. During the period, shares detracted from performance as the company reported slightly weaker than expected results, where revenues came in below consensus estimates. Moreover, management lowered their full-year margin expansion trajectory due to additional investments needed in the near-term in order to strengthen organic growth. Disappointed investors contributed to the share selloff, despite analysts’ expectations of strong margin expansion in 2023. Despite the near-term setback, we believe the company fundamentals remain intact as they remain a key beneficiary of remediation work on polyfluoroalkyl substances (PFAS) compounds, environmental regulations and U.S. infrastructure spending.

Short exposure to a manufacturer and distributor of building products for the recreational vehicle (RV) market and, to a lesser extent, marine, manufactured housing and industrial markets detracted from performance. The short position was based on our view that the RV industry and, to a lesser extent, the company’s other markets, should come under increasing pressure due to weakening economic conditions, exacerbated by channel destocking. During the period, shares rose as the company reported results that came in better-than-expected. However, the outlook for RVs continues to deteriorate with retail demand slowing. Moreover, we believe the company may struggle as demand headwinds potentially intensify for high priced items, such as RVs. Additionally, elevated interest rates may amplify demand weakness, in our view, as most RV purchases involve financing.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 5.47% for the fiscal six-month period ended April 30, 2023, compared to the 16.53% return of the MSCI Emerging Markets Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance

The Consumer Discretionary and Utilities sectors provided the largest contributions to relative performance. Regarding individual positions, Jumbo S.A.; BYD Company Limited; New Oriental Education & Technology Group, Inc.; MercadoLibre, Inc.; and Hong Kong Exchanges & Clearing Ltd. were among the top contributors to absolute performance.

MercadoLibre is the largest e-commerce company in Latin America, with its largest markets being Brazil, Argentina, and Mexico. The company offers a comprehensive suite of services, including an online marketplace for buyers and sellers, payment solutions through Mercado Pago, merchant and buyer financing through Mercado Credito, shipping services through Mercado Envios, and asset management through Mercado Fondo, among other services. We believe the e-commerce market within Latin America remains underpenetrated, creating a favorable backdrop for MercadoLibre, as they have been growing and investing heavily to expand its first mover advantage. Moreover, we believe that the company’s growing fintech payments business, Mercado Pago, is well-positioned to potentially emerge as a leader in Latin America, as well as an emerging online advertising presence that offers attractive margin expansion potential, in our view. During the period, shares contributed to performance after the company reported resilient fiscal fourth quarter earnings that exceeded analyst estimates. Notable drivers that contributed to the earnings beat included strong gross-merchandise-value and an increase in the average take-rate within both e-commerce and Mercado Pago.

Detractors from Performance

The Communication Services and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Arezzo Industria e Comercio S.A.; Banco BTG Pactual SA; Angel One Limited; Hangzhou Tigermed Consulting Co., Ltd.; and Tencent Holdings Ltd. were among the top detractors from absolute performance.

Arezzo is Brazil’s largest women’s footwear retailer, specializing in the design, manufacture, development, molding and sale of women’s footwear, bags and accessories. The company’s brand portfolio includes Arezzo, Schutz, Alexandre Birman, Anacapri and Fiever. It distributes footwear through various channels, such as owned and franchised stores, multi-brand stores and e-commerce platforms. During the period, shares detracted from performance where the company reported lower-than-expected earnings. While quarterly revenues were strong, driven by Arezzo’s apparel segment, higher investments and variable compensation expenses led to weaker-than-expected profitability. Despite the near-term cost pressures, we believe company fundamentals remain strong given its resilient local market expansion, boosted by e-commerce and multichannel growth, along with growing demand among more affluent consumers as the market normalizes from the COVID-19 pandemic.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 12.48% for the fiscal six-month period ended April 30, 2023, compared to the 11.51% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; NVIDIA Corporation; Apple Inc.; Visa Inc.; and ASML Holding NV were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. NVIDIA’s computational power is a critical enabler of AI and therefore critical to AI adoption, in our view. During the period, NVIDIA reported results that met expectations, as the company navigated through an inventory correction associated with the broad macroeconomic slowdown. Moreover, management gave fiscal year earnings guidance that was better than analyst estimates, noting strong year-over-year growth in gaming and datacenters. Management’s constructive assessment of 2023 prospects, coupled with the rapid rollout and adoption of generative AI offerings, led to positive share price performance.

Detractors from Performance

The Communication Services and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; Bristol-Myers Squibb Company; Live Nation Entertainment, Inc.; Trimble Inc.; and Cigna Group were among the top detractors from absolute performance. Shares of Tesla detracted from performance in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2023.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Responsible Investing Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds II’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The HFRI Equity Hedge (Total) Index (“HFRI”) publishes equally weighted monthly performance based on a number of hedge funds reporting to create a composite, net of fees.

●	The MSCI ACWI captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

●	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market.

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Spectra Fund Class A shares and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(8.76)%	5.99%	10.49%
Class C	(5.40)%	6.31%	10.24%
Class I	(3.69)%	7.14%	11.10%
Class Z	(3.37)%	7.47%	11.44%
Russell 3000 Growth Index	2.25%	13.14%	14.05%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 12/3/18)	(3.26)%	n/a	7.19%
Russell 3000 Growth Index	2.25%	n/a	13.29%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended April 30, 2023. Effective March 1, 2017, Weatherbie Capital, LLC (“Weatherbie”), an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A shares, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(5.15)%	6.67%	6.85%
Class C	(1.67)%	7.02%	6.62%
Class Z	0.35%	8.11%	7.73%
S&P 500 Index	2.66%	11.45%	12.20%
HFRI Equity Hedge (Total) Index	0.10%	5.02%	5.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A shares and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(17.03)%	(3.64)%	0.30%
Class C	(13.99)%	(3.34)%	0.07%
Class I	(12.36)%	(2.51)%	0.87%
MSCI Emerging Markets Index	(6.09)%	(0.67)%	2.18%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 2/28/14)	(12.11)%	(2.08)%	1.31%
MSCI Emerging Markets Index	(6.09)%	(0.67)%	2.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. Figures for the Alger Responsible Investing Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(4.75)%	10.23%	10.75%
Class C	(1.25)%	10.56%	10.48%
Class I	0.56%	11.40%	11.35%
Russell 1000 Growth Index	2.34%	13.80%	14.46%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 10/14/16)	0.92%	11.85%	13.83%
Russell 1000 Growth Index	2.34%	13.80%	15.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2023 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	9.6%	4.3%	5.4%
Consumer Discretionary	18.1	7.1	16.3
Consumer Staples	(0.2)	(1.5)	3.3
Energy	5.2	4.3	0.0
Exchange Traded Funds	(0.4)	0.0	0.0
Financials	6.1	2.3	8.9
Healthcare	15.3	14.3	13.1
Industrials	8.9	7.9	5.7
Information Technology	35.9	13.3	41.5
Market Indices	(2.3)	0.0	0.0
Materials	2.6	(0.5)	2.1
Real Estate	1.6	(0.4)	2.7
Utilities	0.0	0.0	0.8
Short-Term Investments and Net Other Assets	(0.4)	48.9	0.2
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	5.6%
Brazil	9.0
China	34.2
Greece	5.7
Hong Kong	2.7
India	14.8
Mexico	2.6
Poland	2.3
South Korea	11.6
Taiwan	5.4
United Arab Emirates	2.5
Cash and Net Other Assets	3.6
100.0%

* Includes short sales as a reduction of sector exposure.

† Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—105.7%	SHARES	VALUE
ADVERTISING—0.9%
The Trade Desk, Inc., Cl. A*	402,601	$25,903,348
AEROSPACE & DEFENSE—5.5%
HEICO Corp., Cl. A+	632,127	84,850,407
TransDigm Group, Inc.+	100,777	77,094,405
		161,944,812
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
LVMH Moet Hennessy Louis Vuitton SE	38,136	36,682,305
APPLICATION SOFTWARE—4.3%
Adobe, Inc.*	35,424	13,374,685
Cadence Design Systems, Inc.*	149,683	31,351,104
Datadog, Inc., Cl. A*,+	368,749	24,846,308
Intuit, Inc.+	107,611	47,773,904
Salesforce, Inc.*	37,014	7,342,467
		124,688,468
AUTOMOBILE MANUFACTURERS—1.8%
Ferrari NV	43,438	12,103,565
Tesla, Inc.*,+	241,933	39,752,011
		51,855,576
AUTOMOTIVE PARTS & EQUIPMENT—0.5%
Mobileye Global, Inc., Cl. A*	423,653	15,946,299
BIOTECHNOLOGY—7.3%
AbbVie, Inc.	210,431	31,800,333
Apellis Pharmaceuticals, Inc.*	99,028	8,261,906
Biogen, Inc.*	51,810	15,762,156
Natera, Inc.*,+	1,397,444	70,878,359
Prometheus Biosciences, Inc.*	244,749	47,469,068
Regeneron Pharmaceuticals, Inc.*	14,130	11,329,293
Vaxcyte, Inc.*	357,584	15,315,323
Vertex Pharmaceuticals, Inc.*	35,616	12,135,440
		212,951,878
BROADLINE RETAIL—8.6%
Amazon.com, Inc.*,+	1,543,891	162,803,306
MercadoLibre, Inc.*	68,984	88,126,370
		250,929,676
CARGO GROUND TRANSPORTATION—0.9%
Old Dominion Freight Line, Inc.	84,412	27,044,761
CASINOS & GAMING—3.5%
Flutter Entertainment PLC*	177,919	35,551,343
Las Vegas Sands Corp.*	1,057,854	67,543,978
		103,095,321
COAL & CONSUMABLE FUELS—0.3%
Cameco Corp.	320,184	8,801,858
COMMUNICATIONS EQUIPMENT—0.8%
Arista Networks, Inc.*	148,726	23,819,956

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—105.7% (CONT.)	SHARES	VALUE
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.9%
Wabtec Corp.	255,914	$24,995,120
CONSTRUCTION MATERIALS—1.3%
Martin Marietta Materials, Inc.	107,713	39,121,362
CONSUMER STAPLES MERCHANDISE RETAIL—0.5%
Costco Wholesale Corp.+	29,622	14,906,383
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	201,009	27,787,484
ENVIRONMENTAL & FACILITIES SERVICES—1.4%
GFL Environmental, Inc.	1,130,275	41,028,983
FINANCIAL EXCHANGES & DATA—2.1%
CME Group, Inc., Cl. A	92,870	17,252,460
S&P Global, Inc.+	120,185	43,576,677
		60,829,137
FOOTWEAR—1.1%
NIKE, Inc., Cl. B	197,999	25,090,433
On Holding AG, Cl. A*	221,433	7,185,501
		32,275,934
HEALTHCARE DISTRIBUTORS—0.5%
McKesson Corp.	43,367	15,795,996
HEALTHCARE EQUIPMENT—2.3%
Dexcom, Inc.*	122,310	14,841,095
Intuitive Surgical, Inc.*	119,512	35,999,405
TransMedics Group, Inc.*	215,348	17,034,027
		67,874,527
HEALTHCARE FACILITIES—1.2%
Acadia Healthcare Co., Inc.*	484,978	35,059,060
HOTELS RESORTS & CRUISE LINES—1.5%
Hilton Worldwide Holdings, Inc.	108,154	15,576,339
Trip.com Group Ltd.#,*	788,359	27,994,628
		43,570,967
INTERACTIVE MEDIA & SERVICES—4.8%
Alphabet, Inc., Cl. C*,+	711,526	77,001,344
Meta Platforms, Inc., Cl. A*	265,631	63,836,442
		140,837,786
INTERNET SERVICES & INFRASTRUCTURE—0.2%
MongoDB, Inc., Cl. A*	23,758	5,700,970
LIFE SCIENCES TOOLS & SERVICES—1.4%
Danaher Corp.	116,448	27,587,696
West Pharmaceutical Services, Inc.	39,711	14,345,201
		41,932,897
MANAGED HEALTHCARE—2.1%
UnitedHealth Group, Inc.	121,980	60,025,138

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—105.7% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—4.2%
Liberty Media Corp. Series C Liberty Formula One*	551,987	$39,847,942
Netflix, Inc.*	138,580	45,721,699
The Walt Disney Co.*	358,743	36,771,158
		122,340,799
OIL & GAS EQUIPMENT & SERVICES—0.9%
Schlumberger Ltd.+	553,185	27,299,680
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Diamondback Energy, Inc.	203,483	28,935,283
EOG Resources, Inc.	314,335	37,553,602
Pioneer Natural Resources Co.+	111,851	24,333,185
		90,822,070
OIL & GAS STORAGE & TRANSPORTATION—0.9%
Cheniere Energy, Inc.	167,762	25,667,586
PASSENGER GROUND TRANSPORTATION—0.2%
Uber Technologies, Inc.*	218,480	6,783,804
PHARMACEUTICALS—0.6%
Catalent, Inc.*	66,123	3,314,085
Eli Lilly & Co.	22,599	8,946,040
Reata Pharmaceuticals, Inc., Cl. A*	50,612	5,003,502
		17,263,627
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	207,297	28,275,311
REAL ESTATE SERVICES—1.6%
FirstService Corp.	305,966	46,121,315
RESEARCH & CONSULTING SERVICES—0.7%
CoStar Group, Inc.*	250,253	19,256,968
RESTAURANTS—0.5%
Yum China Holdings, Inc.	242,145	14,814,431
SEMICONDUCTORS—9.0%
Advanced Micro Devices, Inc.*,+	261,534	23,373,294
First Solar, Inc.*	71,249	13,008,643
Marvell Technology, Inc.	1,136,986	44,888,207
NVIDIA Corp.+	523,121	145,160,846
ON Semiconductor Corp.*	183,541	13,207,610
Taiwan Semiconductor Manufacturing Co., Ltd.#	278,619	23,487,582
		263,126,182
SPECIALTY CHEMICALS—1.3%
Albemarle Corp.	204,811	37,984,248
SYSTEMS SOFTWARE—14.1%
Microsoft Corp.+	1,170,287	359,582,383
Oracle Corp.	216,094	20,468,424
SentinelOne, Inc., Cl. A*	413,671	6,647,693
ServiceNow, Inc.*	56,707	26,052,330
		412,750,830

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—105.7% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.3%
Apple, Inc.+	1,251,125	$212,290,890
TRANSACTION & PAYMENT PROCESSING SERVICES—2.3%
Visa, Inc., Cl. A	285,947	66,548,445
TOTAL COMMON STOCKS
(Cost $2,291,664,429)		3,086,752,188

PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	—
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Chime Financial, Inc., Series G*,@,(a)	188,583	8,110,955
TOTAL PREFERRED STOCKS
(Cost $26,129,444)		8,110,955

SPECIAL PURPOSE VEHICLE—0.4%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		7,672,812
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)		4,805,031
		12,477,843
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $11,925,000)		12,477,843
Total Investments
(Cost $2,329,718,873)	106.4%	$3,107,340,986
Affiliated Securities (Cost $25,029,054)		12,477,843
Unaffiliated Securities (Cost $2,304,689,819)		3,094,863,143
Securities Sold Short (Proceeds $186,601,926)	(6.0)%	(176,150,058)
Liabilities in Excess of Other Assets	(0.4)%	(10,497,624)
NET ASSETS	100.0%	$2,920,693,304

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Chime Financial, Inc., Series G	8/24/21	$13,025,390	0.15%	$8,110,955	0.28%
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	7,350,000	0.10%	7,672,812	0.26%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	4,575,000	0.06%	4,805,031	0.16%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	0	0.00%
Total				$20,588,798	0.70%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited)

COMMON STOCKS—(6.0)%	SHARES	VALUE
AEROSPACE & DEFENSE—(0.3)%
General Dynamics Corp.	(36,826)	$(8,040,589)
APPAREL ACCESSORIES & LUXURY GOODS—(0.1)%
Carter’s, Inc.	(39,973)	(2,788,916)
APPAREL RETAIL—(0.1)%
Urban Outfitters, Inc.	(104,549)	(2,829,096)
APPLICATION SOFTWARE—(0.2)%
Atlassian Corp., Cl. A	(18,116)	(2,675,009)
HubSpot, Inc.	(10,104)	(4,253,279)
		(6,928,288)
AUTOMOBILE MANUFACTURERS—(0.2)%
Thor Industries, Inc.	(63,644)	(5,029,149)
AUTOMOTIVE PARTS & EQUIPMENT—(0.1)%
Luminar Technologies, Inc., Cl. A	(156,420)	(941,648)
QuantumScape Corp., Cl. A	(466,725)	(3,267,075)
		(4,208,723)
BROADLINE RETAIL—(0.1)%
eBay, Inc.	(90,648)	(4,208,787)
CABLE & SATELLITE—(0.2)%
Charter Communications, Inc., Cl. A	(15,426)	(5,687,566)
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—(0.2)%
Wabash National Corp.	(213,231)	(5,473,640)
CONSUMER FINANCE—(0.1)%
Capital One Financial Corp.	(28,175)	(2,741,428)
DIVERSIFIED BANKS—(0.2)%
SPDR S&P Regional Banking ETF	(138,614)	(5,913,273)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.2)%
Cognex Corp.	(91,042)	(4,341,793)
EXCHANGE TRADED FUNDS—(0.4)%
ARK Innovation ETF	(153,608)	(5,517,599)
Renaissance IPO ETF	(205,706)	(5,709,699)
		(11,227,298)
HEALTHCARE SERVICES—(0.1)%
Amedisys, Inc.	(36,026)	(2,892,888)
HOUSEHOLD PRODUCTS—(0.3)%
The Clorox Co.	(60,209)	(9,971,815)
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—(0.2)%
Parker-Hannifin Corp.	(22,289)	(7,241,250)
INTERACTIVE MEDIA & SERVICES—(0.1)%
ZoomInfo Technologies, Inc., Cl. A	(133,528)	(2,925,598)
LEISURE PRODUCTS—(0.1)%
YETI Holdings, Inc.	(75,132)	(2,963,957)
LIFE & HEALTH INSURANCE—0.0%
Trupanion, Inc.	(31,384)	(1,101,892)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—(6.0)% (CONT.)	SHARES	VALUE
MARKET INDICES—(2.3)%
Direxion NASDAQ-100 Equal Weighted Index Shares	(228,978)	(16,232,250)
iShares Russell Mid-Cap Growth ETF	(228,277)	$(20,485,578)
SPDR S&P 500 ETF Trust	(72,880)	(30,312,978)
		(67,030,806)
PACKAGED FOODS & MEATS—(0.4)%
Campbell Soup Co.	(92,549)	(5,025,411)
Kellogg Co.	(72,341)	(5,047,232)
		(10,072,643)
SEMICONDUCTORS—(0.1)%
Silicon Laboratories, Inc.	(18,167)	(2,530,663)
TOTAL COMMON STOCKS
(Proceeds $186,601,926)		$(176,150,058)
Total Securities Sold Short
(Proceeds $186,601,926)		$(176,150,058)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—87.1%	SHARES	VALUE
ADVERTISING—1.7%
The Trade Desk, Inc., Cl. A*,+	104,935	$6,751,518
AEROSPACE & DEFENSE—6.6%
HEICO Corp.+	39,079	6,590,283
HEICO Corp., Cl. A+	26,042	3,495,618
Kratos Defense & Security Solutions, Inc.*,+	59,956	773,432
TransDigm Group, Inc.+	20,590	15,751,350
		26,610,683
APPAREL RETAIL—0.3%
MYT Netherlands Parent BV#,*	52,415	257,358
The TJX Cos., Inc.	12,086	952,618
		1,209,976
APPLICATION SOFTWARE—6.6%
Adobe, Inc.*,+	7,720	2,914,763
AppFolio, Inc., Cl. A*	19,648	2,743,254
Everbridge, Inc.*	2,061	54,163
HubSpot, Inc.*,+	8,207	3,454,737
Instructure Holdings, Inc.*	36,750	974,977
Paylocity Holding Corp.*,+	22,170	4,285,239
Salesforce, Inc.*	7,661	1,519,713
SPS Commerce, Inc.*,+	32,865	4,841,014
Vertex, Inc., Cl. A*,+	285,138	5,888,100
		26,675,960
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Hamilton Lane, Inc., Cl. A+	30,796	2,269,049
StepStone Group, Inc., Cl. A+	111,298	2,451,895
		4,720,944
AUTOMOBILE MANUFACTURERS—0.1%
BYD Co., Ltd., Cl. H	19,379	587,692
AUTOMOTIVE PARTS & EQUIPMENT—0.7%
Mobileye Global, Inc., Cl. A*	72,791	2,739,853
BIOTECHNOLOGY—6.3%
AbbVie, Inc.	11,707	1,769,162
ACADIA Pharmaceuticals, Inc.*,+	114,678	2,446,082
ADMA Biologics, Inc.*	614,522	2,058,649
Biogen, Inc.*	6,710	2,041,384
BioMarin Pharmaceutical, Inc.*,+	37,212	3,573,840
Cabaletta Bio, Inc.*,+	232,987	2,418,405
Larimar Therapeutics, Inc.*	204,283	966,258
Morphic Holding, Inc.*	43,888	2,074,147
Natera, Inc.*,+	77,458	3,928,670
Ultragenyx Pharmaceutical, Inc.*	23,170	1,011,834
Vaxcyte, Inc.*	46,653	1,998,148
Vertex Pharmaceuticals, Inc.*	3,007	1,024,575
		25,311,154

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—87.1% (CONT.)	SHARES	VALUE
BROADLINE RETAIL—3.7%
Amazon.com, Inc.*,+	58,331	$6,151,004
MercadoLibre, Inc.*,+	4,752	6,070,632
Ollie’s Bargain Outlet Holdings, Inc.*,+	39,524	2,578,941
		14,800,577
CARGO GROUND TRANSPORTATION—0.5%
RXO, Inc.*	71,123	1,286,615
XPO, Inc.*	16,709	738,204
		2,024,819
CASINOS & GAMING—2.2%
Flutter Entertainment PLC*	16,304	3,257,826
Las Vegas Sands Corp.*,+	64,729	4,132,946
MGM Resorts International+	36,003	1,617,255
		9,008,027
COMMUNICATIONS EQUIPMENT—0.3%
Arista Networks, Inc.*	6,391	1,023,583
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.1%
Wabtec Corp.	4,958	484,248
CONSTRUCTION MATERIALS—1.0%
Martin Marietta Materials, Inc.+	11,491	4,173,531
CONSUMER FINANCE—0.1%
Upstart Holdings, Inc.*,+	15,166	210,807
EDUCATION SERVICES—1.4%
Chegg, Inc.*,+	240,560	4,325,269
Duolingo, Inc., Cl. A*	10,435	1,420,829
		5,746,098
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.2%
908 Devices, Inc.*,+	541,605	3,661,250
Novanta, Inc.*	8,917	1,362,874
		5,024,124
ENVIRONMENTAL & FACILITIES SERVICES—5.9%
Casella Waste Systems, Inc., Cl. A*,+	86,832	7,728,048
Montrose Environmental Group, Inc.*,+	169,758	5,170,829
Waste Connections, Inc.+	77,155	10,736,118
		23,634,995
FOOTWEAR—2.3%
Deckers Outdoor Corp.*	8,662	4,152,043
On Holding AG, Cl. A*	158,559	5,145,240
		9,297,283

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—87.1% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.8%
Dexcom, Inc.*	32,164	$3,902,780
GE HealthCare Technologies, Inc.*,+	20,587	1,674,547
Glaukos Corp.*,+	119,442	5,674,689
Impulse Dynamics PLC, Class E*,@,(a)	1,056,141	3,485,265
Inogen, Inc.*	92,718	1,234,077
Inspire Medical Systems, Inc.*	7,060	1,889,468
Insulet Corp.*,+	8,383	2,666,129
Intuitive Surgical, Inc.*	13,758	4,144,185
Nevro Corp.*,+	100,156	2,931,566
Teleflex, Inc.	3,695	1,006,961
TransMedics Group, Inc.*,+	38,232	3,024,151
		31,633,818
HEALTHCARE SERVICES—1.4%
Accolade, Inc.*	91,876	1,243,082
Agiliti, Inc.*,+	254,391	4,253,418
		5,496,500
HEALTHCARE TECHNOLOGY—0.3%
Definitive Healthcare Corp., Cl. A*	101,535	1,086,425
HOTELS RESORTS & CRUISE LINES—1.9%
Airbnb, Inc., Cl. A*	23,591	2,823,135
Booking Holdings, Inc.*	770	2,068,459
Trip.com Group Ltd.#,*	81,924	2,909,121
		7,800,715
INTEGRATED OIL & GAS—0.6%
Occidental Petroleum Corp.+	41,714	2,566,662
INTERACTIVE MEDIA & SERVICES—1.9%
Alphabet, Inc., Cl. A*	37,263	3,999,810
Meta Platforms, Inc., Cl. A*	8,386	2,015,324
Pinterest, Inc., Cl. A*	69,880	1,607,240
		7,622,374
INTERNET SERVICES & INFRASTRUCTURE—0.2%
MongoDB, Inc., Cl. A*	1,698	407,452
Shopify, Inc., Cl. A*,+	10,464	506,981
		914,433
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	33,315	2,997,350
The Charles Schwab Corp.	19,758	1,032,158
The Goldman Sachs Group, Inc.	5,963	2,047,933
		6,077,441
IT CONSULTING & OTHER SERVICES—0.3%
CI&T, Inc., Cl. A*	73,262	288,652
Globant SA*	5,285	829,058
		1,117,710
LEISURE FACILITIES—1.1%
Planet Fitness, Inc., Cl. A*,+	51,836	4,309,645
LEISURE PRODUCTS—0.0%
Latham Group, Inc.*	9,271	22,343

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—87.1% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—0.5%
Bio-Techne Corp.	12,927	$1,032,609
Repligen Corp.*	5,568	844,276
		1,876,885
MANAGED HEALTHCARE—2.5%
Progyny, Inc.*,+	298,021	9,906,218
MOVIES & ENTERTAINMENT—2.6%
Liberty Media Corp. Series C Liberty Formula One*	13,429	969,439
Netflix, Inc.*,+	12,521	4,131,054
Roku, Inc., Cl. A*	17,467	981,820
Spotify Technology SA*,+	22,748	3,039,133
World Wrestling Entertainment, Inc., Cl. A	14,387	1,541,855
		10,663,301
OIL & GAS EQUIPMENT & SERVICES—2.5%
Core Laboratories NV+	226,059	5,088,588
Dril-Quip, Inc.*,+	104,774	2,858,235
Schlumberger Ltd.+	42,340	2,089,479
		10,036,302
OIL & GAS EXPLORATION & PRODUCTION—1.8%
Diamondback Energy, Inc.+	21,471	3,053,176
Pioneer Natural Resources Co.	18,901	4,111,913
		7,165,089
PASSENGER GROUND TRANSPORTATION—0.3%
Uber Technologies, Inc.*	32,777	1,017,726
PHARMACEUTICALS—1.1%
AstraZeneca PLC#	26,704	1,955,267
Pliant Therapeutics, Inc.*	6,600	186,450
Reata Pharmaceuticals, Inc., Cl. A*	20,929	2,069,041
Ventyx Biosciences, Inc.*	8,808	331,181
		4,541,939
REAL ESTATE SERVICES—2.6%
FirstService Corp.+	70,820	10,675,407
REGIONAL BANKS—0.2%
Axos Financial, Inc.*,+	3,525	143,362
Seacoast Banking Corp. of Florida	24,434	542,190
Signature Bank	44,390	4,133
		689,685
RESTAURANTS—1.6%
Chipotle Mexican Grill, Inc., Cl. A*	611	1,263,316
Kura Sushi USA, Inc., Cl. A*	41,576	2,865,418
Wingstop, Inc.	2,402	480,664
Yum China Holdings, Inc.	33,376	2,041,944
		6,651,342
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.7%
ASML Holding NV#	3,182	2,026,488
SolarEdge Technologies, Inc.*,+	3,390	968,286
		2,994,774

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—87.1% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—2.5%
Analog Devices, Inc.	5,424	$975,669
Impinj, Inc.*	7,133	630,629
NVIDIA Corp.	29,859	8,285,574
		9,891,872
SYSTEMS SOFTWARE—4.5%
Microsoft Corp.+	54,270	16,675,000
Oracle Corp.	15,995	1,515,047
Rapid7, Inc.*	2,415	117,393
		18,307,440
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.0%
Apple, Inc.+	48,228	8,183,327
TRADING COMPANIES & DISTRIBUTORS—0.7%
SiteOne Landscape Supply, Inc.*,+	16,477	2,434,312
Xometry, Inc., Cl. A*	42,550	591,019
		3,025,331
TRANSACTION & PAYMENT PROCESSING SERVICES—1.8%
Flywire Corp.*	114,254	3,332,789
Toast, Inc., Cl. A*	221,331	4,028,224
		7,361,013
TOTAL COMMON STOCKS
(Cost $342,064,346)		351,671,589

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	—
(Cost $186,381)		—

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	126,108	84,492
(Cost $67,638)		84,492

SPECIAL PURPOSE VEHICLE—0.4%	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)	965,626
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)	577,654
1,543,280
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,475,000)	1,543,280

SHORT—TERM INVESTMENTS—12.1%	SHARES	VALUE
U.S. GOVERNMENT—12.1%
U.S. Treasury Bill, 0.00%, 5/2/23	16,000,000	15,998,503
U.S. Treasury Bill, 0.00% 5/23/23	33,000,000	32,928,408
(Cost $48,926,911)		48,926,911
TOTAL SHORT—TERM INVESTMENTS
(Cost $48,926,911)		48,926,911

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

PURCHASED OPTIONS—0.0%

SECURITY NAME/ EXPIRATION DATE/ STRIKE PRICE	NOTIONAL AMOUNT	COUNTERPARTY	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS—0.0%
Carvana Co., 1/19/2024, 5.00	$353,940	BNP Paribas	510	$95,370
Carvana Co., 5/19/2023, 5.00	$485,800	BNP Paribas	700	14,700
				110,070
TOTAL PURCHASED OPTIONS
(Cost $285,544)				110,070
Total Investments
(Cost $393,005,820)			99.6%	$402,336,342
Affiliated Securities (Cost $1,661,381)		1,543,280
Unaffiliated Securities (Cost $391,344,439)		400,793,062
Securities Sold Short (Proceeds $190,314,649)	(36.4)%	(146,798,229)
Swaps	0.3%	1,036,099
Other Assets in Excess of Liabilities	36.5%	147,291,082
NET ASSETS	100.0%	$403,865,294

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	$925,000	0.24%	$965,626	0.24%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	550,000	0.11%	577,654	0.15%
Impulse Dynamics PLC, Class E	2/11/22	3,485,265	0.47%	3,485,265	0.86%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	0	0.00%
Tolero CDR	2/6/17	67,638	0.09%	84,492	0.02%
Total				$5,113,037	1.27%

Swaps outstanding as of April 30, 2023:

Over the counter swaps - Contracts for difference

Contract Amount	Counterparty	Reference Company	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
(130,557)	Goldman Sachs	Carvana Co.	$109,817	$109,817	$—	$109,817
(853,251)	BNP Paribas	Ses Ai Corp.	950,286	950,286	—	950,286
(399)	Goldman Sachs	S&P Biotechnology Select Industry Index	50,504	50,504	—	50,504
(6,085)	Goldman Sachs	The Clorox Co.	(74,508)	—	(74,508)	(74,508)
Total			$1,036,099	$1,110,607	$(74,508)	$1,036,099

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited)

COMMON STOCKS—(34.1)%	SHARES	VALUE
ADVERTISING—(0.2)%
WPP PLC#	(13,557)	$(785,086)
AEROSPACE & DEFENSE—(0.8)%
Archer Aviation, Inc., Cl. A	(689,954)	(1,366,109)
General Dynamics Corp.	(8,830)	(1,927,942)
		(3,294,051)
APPAREL ACCESSORIES & LUXURY GOODS—(0.2)%
Carter's, Inc.	(10,383)	(724,422)
APPAREL RETAIL—(0.5)%
Boot Barn Holdings, Inc.	(10,786)	(781,661)
Urban Outfitters, Inc.	(43,765)	(1,184,281)
		(1,965,942)
APPLICATION SOFTWARE—(2.3)%
Amplitude, Inc., Cl. A	(114,424)	(1,298,712)
Atlassian Corp., Cl. A	(4,652)	(686,914)
Braze, Inc., Cl. A	(41,540)	(1,221,276)
Confluent, Inc., Cl. A	(41,717)	(917,774)
Elastic NV	(12,720)	(728,220)
Freshworks, Inc., Cl. A	(70,685)	(944,352)
Latch, Inc.	(737,451)	(582,439)
Palantir Technologies, Inc., Cl. A	(182,735)	(1,416,196)
Porch Group, Inc.	(830)	(755)
Yext, Inc.	(137,126)	(1,203,966)
Zoom Video Communications, Inc., Cl. A	(6,135)	(376,873)
		(9,377,477)
ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
Blue Owl Capital, Inc., Cl. A	(37,744)	(424,997)
AUTOMOBILE MANUFACTURERS—(1.4)%
Fisker, Inc.	(240,403)	(1,548,195)
Lucid Group, Inc.	(239,905)	(1,904,846)
Thor Industries, Inc.	(26,124)	(2,064,318)
		(5,517,359)
AUTOMOTIVE PARTS & EQUIPMENT—(3.1)%
LCI Industries	(36,829)	(4,160,204)
Luminar Technologies, Inc., Cl. A	(58,419)	(351,682)
Patrick Industries, Inc.	(71,022)	(4,874,240)
QuantumScape Corp., Cl. A	(432,259)	(3,025,813)
		(12,411,939)
AUTOMOTIVE RETAIL—(0.2)%
Carvana Co., Cl. A	(88,173)	(611,921)
BIOTECHNOLOGY—(0.5)%
Twist Bioscience Corp.	(157,205)	(1,961,918)
BREWERS—(0.3)%
The Boston Beer Co., Inc., Cl. A	(3,184)	(1,010,952)
BROADLINE RETAIL—(0.1)%
PDD Holdings, Inc.#	(6,133)	(417,964)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—(34.1)% (CONT.)	SHARES	VALUE
BUILDING PRODUCTS—(0.2)%
Trane Technologies PLC	(3,809)	$(707,750)
CABLE & SATELLITE—(0.7)%
Altice USA, Inc., Cl. A	(245,351)	(858,728)
Charter Communications, Inc., Cl. A	(2,949)	(1,087,296)
DISH Network Corp., Cl. A	(99,924)	(750,429)
		(2,696,453)
CASINOS & GAMING—(0.1)%
Penn Entertainment, Inc.	(11,715)	(348,990)
COMMODITY CHEMICALS—(0.9)%
PureCycle Technologies, Inc.	(532,167)	(3,496,337)
COMPUTER & ELECTRONICS RETAIL—(0.2)%
Best Buy Co., Inc.	(13,142)	(979,342)
CONSTRUCTION & ENGINEERING—(0.9)%
Ameresco, Inc., Cl. A	(87,736)	(3,649,818)
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—(0.1)%
Wabash National Corp.	(19,595)	(503,004)
DIVERSIFIED FINANCIAL SERVICES—(0.1)%
Apollo Global Management, Inc.	(8,045)	(509,973)
DIVERSIFIED SUPPORT SERVICES—(0.3)%
Healthcare Services Group, Inc.	(80,242)	(1,252,578)
DRUG RETAIL—(0.1)%
Rite Aid Corp.	(236,373)	(496,383)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.7)%
Acuity Brands, Inc.	(4,628)	(728,355)
FREYR Battery SA	(227,509)	(1,608,489)
Plug Power, Inc.	(50,429)	(455,374)
		(2,792,218)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(1.3)%
Cognex Corp.	(31,725)	(1,512,965)
SmartRent, Inc., Cl. A	(1,429,873)	(3,689,072)
		(5,202,037)
FINANCIAL EXCHANGES & DATA—(0.2)%
Coinbase Global, Inc., Cl. A	(14,860)	(799,319)
HEALTHCARE FACILITIES—(0.2)%
US Physical Therapy, Inc.	(7,591)	(808,138)
HEALTHCARE SERVICES—(2.0)%
23andMe Holding Co., Cl. A	(1,444,935)	(2,846,522)
Amedisys, Inc.	(8,698)	(698,449)
Cross Country Healthcare, Inc.	(15,693)	(344,932)
CVS Health Corp.	(18,160)	(1,331,310)
DocGo, Inc.	(321,792)	(2,735,232)
		(7,956,445)
HEALTHCARE TECHNOLOGY—(1.4)%
Doximity, Inc., Cl. A	(16,059)	(590,168)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—(34.1)% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—(1.4)% (CONT.)
Simulations Plus, Inc.	(121,146)	$(5,057,845)
		(5,648,013)
HOME FURNISHINGS—(0.2)%
Mohawk Industries, Inc.	(7,304)	(773,494)
HOTELS RESORTS & CRUISE LINES—(1.3)%
Soho House & Co., Inc., Cl. A	(821,507)	(5,364,441)
HOUSEHOLD PRODUCTS—(0.3)%
Church & Dwight Co., Inc.	(10,981)	(1,066,475)
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—(1.2)%
Desktop Metal, Inc. Cl. A	(1,219,542)	(2,682,992)
Velo3D, Inc.	(831,376)	(1,945,420)
		(4,628,412)
INTERNET SERVICES & INFRASTRUCTURE—(0.5)%
Cloudflare, Inc., Cl. A	(11,216)	(527,713)
DigitalOcean Holdings, Inc.	(27,219)	(858,487)
Snowflake, Inc., Cl. A	(5,139)	(760,983)
		(2,147,183)
INVESTMENT BANKING & BROKERAGE—(0.1)%
Robinhood Markets, Inc., Cl. A	(68,511)	(606,322)
IT CONSULTING & OTHER SERVICES—(0.2)%
EPAM Systems, Inc.	(2,928)	(826,984)
LEISURE FACILITIES—(0.8)%
Life Time Group Holdings, Inc.	(69,018)	(1,434,884)
Six Flags Entertainment Corp.	(76,336)	(1,852,675)
		(3,287,559)
LIFE & HEALTH INSURANCE—(0.2)%
Trupanion, Inc.	(25,524)	(896,148)
LIFE SCIENCES TOOLS & SERVICES—(1.2)%
Bio-Rad Laboratories, Inc., Cl. A	(3,464)	(1,561,537)
Cytek Biosciences, Inc.	(101,230)	(1,162,120)
Medpace Holdings, Inc.	(9,305)	(1,862,303)
		(4,585,960)
MANAGED HEALTHCARE—(0.3)%
Molina Healthcare, Inc.	(3,458)	(1,030,104)
MOVIES & ENTERTAINMENT—0.0%
Vivid Seats, Inc., Cl. A	(24,046)	(172,650)
OIL & GAS DRILLING—(0.3)%
Helmerich & Payne, Inc.	(41,457)	(1,374,714)
OIL & GAS EXPLORATION & PRODUCTION—(0.3)%
Southwestern Energy Co.	(257,757)	(1,337,759)
PACKAGED FOODS & MEATS—(0.8)%
Campbell Soup Co.	(36,793)	(1,997,860)
Kellogg Co.	(16,016)	(1,117,436)
		(3,115,296)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—(34.1)% (CONT.)	SHARES	VALUE
PAPER & PLASTIC PACKAGING PRODUCTS & MATERIALS—(0.6)%
Ranpak Holdings Corp., Cl. A	(607,332)	$(2,477,915)
PASSENGER AIRLINES—(1.1)%
Blade Air Mobility, Inc.	(171,089)	(448,253)
Joby Aviation, Inc.	(926,590)	(4,012,135)
		(4,460,388)
PASSENGER GROUND TRANSPORTATION—(0.4)%
Lyft, Inc., Cl. A	(169,055)	(1,732,814)
PROPERTY & CASUALTY INSURANCE—(0.2)%
Lemonade, Inc.	(64,923)	(703,765)
REAL ESTATE SERVICES—(0.7)%
Offerpad Solutions, Inc.	(749,584)	(350,281)
Opendoor Technologies, Inc.	(540,294)	(745,606)
Redfin Corp.	(223,286)	(1,663,481)
		(2,759,368)
REGIONAL BANKS—(1.2)%
Amalgamated Financial Corp.	(117,279)	(1,909,302)
Bank OZK	(42,408)	(1,514,814)
Silvergate Capital Corp., Cl. A	(93,551)	(126,294)
Stellar Bancorp, Inc.	(51,707)	(1,186,159)
		(4,736,569)
RESEARCH & CONSULTING SERVICES—(0.5)%
Franklin Covey Co.	(57,224)	(2,101,265)
RESTAURANTS—(0.1)%
Darden Restaurants, Inc.	(2,826)	(429,354)
SEMICONDUCTORS—(0.5)%
Micron Technology, Inc.	(16,045)	(1,032,656)
Monolithic Power Systems, Inc.	(2,224)	(1,027,421)
		(2,060,077)
SYSTEMS SOFTWARE—(0.6)%
Gitlab, Inc., Cl. A	(44,232)	(1,342,884)
Zscaler, Inc.	(15,043)	(1,355,374)
		(2,698,258)
TRANSACTION & PAYMENT PROCESSING SERVICES—(0.4)%
Affirm Holdings, Inc., Cl. A	(100,830)	(994,184)
Block, Inc., Cl. A	(15,129)	(919,692)
		(1,913,876)
WIRELESS TELECOMMUNICATION SERVICES—(1.0)%
T-Mobile US, Inc.	(27,121)	(3,902,712)
TOTAL COMMON STOCKS
(Proceeds $178,705,766)		$(137,540,688)

REAL ESTATE INVESTMENT TRUST—(2.3)%	SHARES	VALUE
DIVERSIFIED—(0.9)%
Empire State Realty Trust, Inc., Cl. A	(576,223)	(3,520,723)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2023 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—(2.3)% (CONT.)	SHARES	VALUE
HEALTHCARE—(0.2)%
Omega Healthcare Investors, Inc.	(28,449)	$(761,295)
OFFICE—(0.6)%
Paramount Group, Inc.	(33,430)	(144,752)
SL Green Realty Corp.	(70,275)	(1,663,409)
Vornado Realty Trust	(45,890)	(688,809)
		(2,496,970)
REAL ESTATE OPERATING COMPANIES—(0.2)%
Seritage Growth Properties, Cl. A	(108,540)	(812,965)
RETAIL—0.0%
CBL & Associates Properties, Inc.	(75)	(1,735)
Pennsylvania Real Estate Investment Trust	(402)	(418)
		(2,153)
TELECOM TOWER—(0.4)%
SBA Communications Corp., Cl. A	(6,376)	(1,663,435)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $11,608,883)		$(9,257,541)
Total Securities Sold Short
(Proceeds $190,314,649)		$(146,798,229)

#  American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—96.4%	SHARES	VALUE
ARGENTINA—5.6%
BROADLINE RETAIL—4.0%
MercadoLibre, Inc.*	690	$881,468
IT CONSULTING & OTHER SERVICES—1.6%
Globant SA*	2,275	356,879
TOTAL ARGENTINA
(Cost $1,048,952)		1,238,347
BRAZIL—9.0%
DIVERSIFIED BANKS—3.5%
NU Holdings Ltd., Cl. A*	152,500	786,900
FOOTWEAR—4.1%
Arezzo Industria e Comercio SA	67,800	902,324
HEALTHCARE FACILITIES—1.4%
Rede D'Or Sao Luiz SA	66,000	302,625
TOTAL BRAZIL
(Cost $1,931,829)		1,991,849
CHINA—34.2%
APPLICATION SOFTWARE—2.2%
Glodon Co., Ltd., Cl. A	59,000	494,739
AUTOMOBILE MANUFACTURERS—4.3%
BYD Co., Ltd., Cl. H	31,022	940,781
BREWERS—2.7%
Budweiser Brewing Co. APAC Ltd.	208,000	600,956
BROADLINE RETAIL—6.0%
Alibaba Group Holding Ltd.#,*	9,300	787,617
JD.com, Inc., Cl. A	30,119	537,559
		1,325,176
DISTILLERS & VINTNERS—2.5%
Kweichow Moutai Co., Ltd., Cl. A	2,200	560,133
EDUCATION SERVICES—2.7%
New Oriental Education & Technology Group, Inc.#,*	13,000	592,670
FINANCIAL EXCHANGES & DATA—1.7%
East Money Information Co., Ltd., Cl. A	156,938	365,791
HOTELS RESORTS & CRUISE LINES—2.5%
Trip.com Group Ltd.#,*	15,300	543,303
INTERACTIVE MEDIA & SERVICES—5.6%
Tencent Holdings Ltd.	27,700	1,230,326
RESTAURANTS—2.5%
Meituan, Cl. B*	32,300	552,022
SEMICONDUCTORS—1.5%
StarPower Semiconductor Ltd., Cl. A	9,421	330,275
TOTAL CHINA
(Cost $8,220,672)		7,536,172

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
GREECE—5.7%
INDUSTRIAL CONGLOMERATES—2.0%
Mytilineos SA	15,000	$435,192
OTHER SPECIALTY RETAIL—3.7%
JUMBO SA	36,000	829,421
TOTAL GREECE
(Cost $987,586)		1,264,613
HONG KONG—2.7%
FINANCIAL EXCHANGES & DATA—2.7%
Hong Kong Exchanges & Clearing Ltd.	14,176	588,543
(Cost $746,032)
INDIA—14.8%
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Kalyan Jewellers India Ltd.*	156,030	196,913
APPLICATION SOFTWARE—1.5%
Route Mobile Ltd.	20,800	324,853
DIVERSIFIED BANKS—3.6%
HDFC Bank Ltd.	38,500	796,836
HOTELS RESORTS & CRUISE LINES—5.3%
Lemon Tree Hotels Ltd.*	408,000	441,545
MakeMyTrip Ltd.*	31,100	728,984
		1,170,529
LIFE SCIENCES TOOLS & SERVICES—3.5%
Syngene International Ltd.	92,000	764,103
TOTAL INDIA
(Cost $3,523,980)		3,253,234
MEXICO—2.6%
AIRPORT SERVICES—2.6%
Grupo Aeroportuario del Centro Norte SAB de CV	51,500	565,032
(Cost $479,336)
POLAND—2.3%
FOOD RETAIL—2.3%
Dino Polska SA*	5,000	509,886
(Cost $433,341)
SOUTH KOREA—11.6%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
Park Systems Corp.	4,000	438,507
HEALTHCARE EQUIPMENT—4.3%
Dentium Co., Ltd.	4,400	475,149
Ray Co., Ltd.*	19,100	477,848
		952,997
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.7%
Eo Technics Co., Ltd.	9,000	589,441
SEMICONDUCTORS—1.2%
LEENO Industrial, Inc.	2,689	270,169

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
SOUTH KOREA—11.6% (CONT.)
SPECIALTY CHEMICALS—1.4%
Chunbo Co., Ltd.	2,123	$309,352
TOTAL SOUTH KOREA
(Cost $2,468,986)		2,560,466
TAIWAN—5.4%
SEMICONDUCTORS—5.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	72,500	1,186,401
(Cost $1,388,828)
UNITED ARAB EMIRATES—2.5%
RESTAURANTS—2.5%
Americana Restaurants International PLC	510,000	544,400
(Cost $399,991)
TOTAL COMMON STOCKS
(Cost $21,629,533)		21,238,943
Total Investments
(Cost $21,629,533)	96.4%	$21,238,943
Unaffiliated Securities (Cost $21,629,533)		21,238,943
Other Assets in Excess of Liabilities	3.6%	789,062
NET ASSETS	100.0%	$22,028,005

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—97.1%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—0.7%
Deere & Co.	1,358	$513,351
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Lululemon Athletica, Inc.*	1,495	567,995
APPLICATION SOFTWARE—7.6%
Adobe, Inc.*	5,429	2,049,773
Autodesk, Inc.*	3,176	618,653
Intuit, Inc.	1,846	819,532
Paycom Software, Inc.*	1,172	340,313
Salesforce, Inc.*	7,440	1,475,873
		5,304,144
AUTOMOBILE MANUFACTURERS—1.2%
Tesla, Inc.*	5,019	824,672
AUTOMOTIVE PARTS & EQUIPMENT—0.8%
Aptiv PLC*	5,666	582,805
BIOTECHNOLOGY—2.5%
AbbVie, Inc.	3,323	502,172
Vaxcyte, Inc.*	4,005	171,534
Vertex Pharmaceuticals, Inc.*	3,183	1,084,544
		1,758,250
BROADLINE RETAIL—6.8%
Amazon.com, Inc.*	35,940	3,789,873
MercadoLibre, Inc.*	736	940,233
		4,730,106
BUILDING PRODUCTS—0.5%
Allegion PLC	3,268	361,049
DISTRIBUTORS—0.5%
Pool Corp.	929	326,376
ELECTRIC UTILITIES—0.8%
NextEra Energy, Inc.	7,782	596,335
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp. PLC	2,199	367,497
Rockwell Automation, Inc.	1,599	453,173
		820,670
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Trimble, Inc.*	5,902	277,984
ELECTRONIC MANUFACTURING SERVICES—1.5%
Flex Ltd.*	52,614	1,082,270
ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Tetra Tech, Inc.	3,425	473,917
FINANCIAL EXCHANGES & DATA—1.9%
S&P Global, Inc.	3,601	1,305,651
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	3,415	262,067
FOOTWEAR—1.7%
NIKE, Inc., Cl. B	8,142	1,031,754
On Holding AG, Cl. A*	5,498	178,410
		1,210,164

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.1% (CONT.)	SHARES	VALUE
HEALTHCARE DISTRIBUTORS—1.1%
McKesson Corp.	2,176	$792,586
HEALTHCARE EQUIPMENT—0.5%
Dexcom, Inc.*	2,700	327,618
HOME IMPROVEMENT RETAIL—2.6%
The Home Depot, Inc.	6,091	1,830,589
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	6,221	972,840
INDUSTRIAL CONGLOMERATES—1.2%
Honeywell International, Inc.	4,177	834,732
INDUSTRIAL GASES—1.4%
Air Products & Chemicals, Inc.	3,376	993,759
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—0.6%
Xylem, Inc.	4,408	457,727
INTERACTIVE MEDIA & SERVICES—4.6%
Alphabet, Inc., Cl. A*	16,160	1,734,614
Alphabet, Inc., Cl. C*	13,940	1,508,587
		3,243,201
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	11,732	1,055,528
IT CONSULTING & OTHER SERVICES—1.0%
Accenture PLC, Cl. A	2,401	672,976
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	1,843	443,278
LIFE SCIENCES TOOLS & SERVICES—2.5%
Agilent Technologies, Inc.	4,610	624,333
Danaher Corp.	4,742	1,123,427
		1,747,760
MANAGED HEALTHCARE—2.8%
Humana, Inc.	1,759	933,132
UnitedHealth Group, Inc.	2,043	1,005,340
		1,938,472
METAL, GLASS & PLASTIC CONTAINERS—0.7%
Ball Corp.	9,873	525,046
MOVIES & ENTERTAINMENT—0.8%
Live Nation Entertainment, Inc.*	4,014	272,069
The Walt Disney Co.*	3,132	321,030
		593,099
PHARMACEUTICALS—3.7%
Bristol-Myers Squibb Co.	8,904	594,520
Merck & Co., Inc.	8,311	959,671
Reata Pharmaceuticals, Inc., Cl. A*	2,269	224,314
Zoetis, Inc., Cl. A	4,472	786,088
		2,564,593
RAIL TRANSPORTATION—0.8%
Union Pacific Corp.	2,735	535,240
RESTAURANTS—1.3%
Starbucks Corp.	7,708	880,947

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.1% (CONT.)	SHARES	VALUE
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.6%
ASML Holding NV	1,874	$1,193,476
Lam Research Corp.	2,569	1,346,361
		2,539,837
SEMICONDUCTORS—6.2%
First Solar, Inc.*	2,848	519,988
Marvell Technology, Inc.	10,751	424,449
NVIDIA Corp.	10,375	2,878,959
Taiwan Semiconductor Manufacturing Co., Ltd.#	6,081	512,628
		4,336,024
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.5%
PepsiCo, Inc.	5,552	1,059,821
SYSTEMS SOFTWARE—13.3%
Microsoft Corp.	30,224	9,286,626
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.9%
Apple, Inc.	32,436	5,503,741
TRANSACTION & PAYMENT PROCESSING SERVICES—5.5%
PayPal Holdings, Inc.*	4,665	354,540
Visa, Inc., Cl. A	15,054	3,503,517
		3,858,057
TOTAL COMMON STOCKS
(Cost $28,002,066)		67,991,903

REAL ESTATE INVESTMENT TRUST—2.7%	SHARES	VALUE
INDUSTRIAL—1.3%
Prologis, Inc.	7,288	912,822
SPECIALIZED—1.4%
Equinix, Inc.	1,382	1,000,679
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,204,702)		1,913,501
Total Investments
(Cost $29,206,768)	99.8%	$69,905,404
Unaffiliated Securities (Cost $29,206,768)		69,905,404
Other Assets in Excess of Liabilities	0.2%	118,417
NET ASSETS	100.0%	$70,023,821

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,094,863,143	$400,793,062
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	12,477,843	1,543,280
Cash and cash equivalents	348,794	21,248,160
Collateral held for short sales	81,973,457	119,724,435
Collateral pledged for OTC swap contracts	—	5,155,069
Foreign cash †	250,090	73
Unrealized appreciation on swap contracts	—	1,110,607
Receivable for investment securities sold	35,965,548	59,999,853
Receivable for shares of beneficial interest sold	1,217,248	245,358
Dividends and interest receivable	1,151,596	110,492
Receivable from Investment Manager	4,711	221,699
Prepaid expenses	489,493	108,269
Total Assets	3,228,741,923	610,260,357

LIABILITIES:
Securities sold short, at value ‡	176,150,058	146,798,229
Interest payable	294,251	294,302
Payable for investment securities purchased	48,066,168	57,872,690
Payable for shares of beneficial interest redeemed	3,860,643	661,244
Due to broker	75,887,501	—
Unrealized depreciation on swap contracts	—	74,508
Accrued investment advisory fees	2,041,167	402,983
Accrued distribution fees	380,969	20,935
Accrued shareholder administrative fees	29,886	3,714
Accrued administrative fees	65,802	9,235
Accrued transfer agent fees	665,539	30,569
Dividends payable	190,661	145,527
Accrued printing fees	171,160	31,656
Accrued fund accounting fees	86,647	16,280
Accrued professional fees	53,083	22,977
Accrued registration fees	53,000	—
Accrued custodian fees	22,947	5,577
Accrued trustee fees	13,432	1,526
Accrued other expenses	15,705	3,111
Total Liabilities	308,048,619	206,395,063
NET ASSETS	$2,920,693,304	$403,865,294

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,395,229,620	451,609,622
Distributable earnings (Distributions in excess of earnings)	525,463,684	(47,744,328)
NET ASSETS	$2,920,693,304	$403,865,294
* Identified cost	$2,304,689,819(a)	$391,344,439(b)
** Identified cost	$25,029,054(a)	$1,661,381(b)
† Cost of foreign cash	$250,045	$73
‡ Proceeds received on short sales	$186,601,926	$190,314,649

NET ASSETS BY CLASS:
Class A	$922,863,193	$54,512,036
Class C	$203,735,767	$11,674,882
Class I	$131,000,880	$—
Class Y	$106,867,478	$—
Class Z	$1,556,225,986	$337,678,376

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	55,102,806	3,288,500
Class C	15,121,351	792,674
Class I	7,678,621	—
Class Y	5,959,666	—
Class Z	87,052,999	19,542,171

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.75	$16.58
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$17.68	$17.50
Class C — Net Asset Value Per Share Class C	$13.47	$14.73
Class I — Net Asset Value Per Share Class I	$17.06	$—
Class Y — Net Asset Value Per Share Class Y	$17.93	$—
Class Z — Net Asset Value Per Share Class Z	$17.88	$17.28
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,276,784,571, amounted to $654,406,357 which consisted of aggregate gross unrealized appreciation of $845,280,519 and aggregate gross unrealized depreciation of $190,874,162.
(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $236,611,903, amounted to $18,926,210 which consisted of aggregate gross unrealized appreciation of $84,223,627 and aggregate gross unrealized depreciation of $65,297,417.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$21,238,943	$69,905,404
Cash and cash equivalents	520,214	120,218
Foreign cash †	54,413	—
Receivable for investment securities sold	446,165	—
Receivable for shares of beneficial interest sold	1,271	14,015
Dividends and interest receivable	222	41,307
Foreign capital gain tax receivable	48,853	—
Receivable from Investment Manager	12,312	815
Prepaid expenses	109,560	58,002
Total Assets	22,431,953	70,139,761

LIABILITIES:
Payable for investment securities purchased	289,282	—
Payable for shares of beneficial interest redeemed	28,435	—
Foreign capital gain tax payable	1,553	—
Accrued investment advisory fees	14,123	40,341
Accrued distribution fees	2,095	10,581
Accrued shareholder administrative fees	214	778
Accrued administrative fees	518	1,563
Accrued professional fees	30,384	20,754
Accrued fund accounting fees	8,735	10,069
Accrued printing fees	5,764	4,689
Accrued custodian fees	5,140	1,562
Accrued transfer agent fees	4,614	20,507
Accrued trustee fees	70	144
Accrued other expenses	13,021	4,952
Total Liabilities	403,948	115,940
NET ASSETS	$22,028,005	$70,023,821

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	36,734,174	28,237,225
Distributable earnings (Distributions in excess of earnings)	(14,706,169)	41,786,596
NET ASSETS	$22,028,005	$70,023,821
* Identified cost	$21,629,533(a)	$29,206,768(b)
† Cost of foreign cash	$54,347	$—
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

NET ASSETS BY CLASS:
Class A	$3,244,143	$37,384,452
Class C	$1,368,420	$2,449,863
Class I	$1,244,370	$4,816,206
Class Z	$16,171,072	$25,373,300

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	365,845	2,900,297
Class C	165,248	225,952
Class I	141,605	374,612
Class Z	1,795,568	1,904,573

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.87	$12.89
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.36	$13.60
Class C — Net Asset Value Per Share Class C	$8.28	$10.84
Class I — Net Asset Value Per Share Class I	$8.79	$12.86
Class Z — Net Asset Value Per Share Class Z	$9.01	$13.32
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $21,652,250, amounted to $413,307 which consisted of aggregate gross unrealized appreciation of $1,896,474 and aggregate gross unrealized depreciation of $2,309,781.
(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $29,280,551, amounted to $40,624,853 which consisted of aggregate gross unrealized appreciation of $41,620,259 and aggregate gross unrealized depreciation of $995,406.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2023 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$13,136,540	$828,237
Interest	169,019	1,442,557
Total Income	13,305,559	2,270,794

EXPENSES:
Investment advisory fees — Note 3(a)	12,697,091	2,679,064
Distribution fees — Note 3(c)
Class A	1,112,922	71,722
Class C	1,050,914	60,217
Class I	170,105	—
Shareholder administrative fees — Note 3(f)	185,226	24,582
Administration fees — Note 3(b)	411,012	61,395
Borrowing fees on short sales	1,295,484	—
Dividends on securities sold short	1,278,807	728,303
Transfer agent fees — Note 3(f)	662,297	50,599
Fund accounting fees	214,088	55,792
Professional fees	114,442	31,704
Printing fees	106,130	24,266
Registration fees	103,632	44,215
Trustee fees — Note 3(g)	78,569	11,692
Custodian fees	49,945	20,562
Interest expenses	5,499	1,104
Other expenses	178,831	31,331
Total Expenses	19,714,994	3,896,548
Less, expense reimbursements/waivers — Note 3(a)	(96,611)	(221,698)
Net Expenses	19,618,383	3,674,850
NET INVESTMENT LOSS	(6,312,824)	(1,404,056)

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(117,965,534)	(19,842,595)
Net realized (loss) on foreign currency transactions	(5,377)	(23,483)
Net realized gain on short sales	20,801,998	27,599,523
Net realized (loss) on swaps	—	(1,952,830)
Net change in unrealized appreciation on unaffiliated investments and purchased options	365,753,280	18,603,746
Net change in unrealized (depreciation) on affiliated investments	(173,199)	(21,388)
Net change in unrealized appreciation on foreign currency	22,062	586
Net change in unrealized (depreciation) on short sales	(33,654,901)	(14,685,579)
Net change in unrealized appreciation on swaps	—	2,459,825
Net realized and unrealized gain on investments, purchased options, swaps and foreign currency	234,778,329	12,137,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,465,505	$10,733,749
* Foreign withholding taxes	$154,437	$20,329
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$194,993	$333,853
Interest	10,048	6,796
Total Income	205,041	340,649

EXPENSES:
Investment advisory fees — Note 3(a)	97,543	235,490
Distribution fees — Note 3(c)
Class A	4,376	44,264
Class C	7,063	12,435
Class I	1,766	5,719
Shareholder administrative fees — Note 3(f)	1,460	4,548
Administration fees — Note 3(b)	3,577	9,121
Fund accounting fees	29,478	30,981
Registration fees	26,346	25,623
Professional fees	23,569	19,874
Custodian fees	14,451	3,931
Transfer agent fees — Note 3(f)	5,664	19,800
Interest expenses	3,353	638
Printing fees	3,291	1,136
Trustee fees — Note 3(g)	675	1,660
Other expenses	11,021	6,569
Total Expenses	233,633	421,789
Less, expense reimbursements/waivers — Note 3(a)	(78,728)	(9,276)
Net Expenses	154,905	412,513
NET INVESTMENT INCOME (LOSS)	50,136	(71,864)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(3,072,152)	1,504,038
Net realized (loss) on forward foreign currency contracts	(1,862)	—
Net realized (loss) on foreign currency transactions	(23,940)	—
Net change in unrealized appreciation on unaffiliated investments	4,613,768 **	6,532,366
Net change in unrealized appreciation on foreign currency	315	—
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	1,516,129	8,036,404
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,566,265	$7,964,540
* Foreign withholding taxes	$19,644	$1,938
See Notes to Financial Statements.

** Includes net change in unrealized appreciation of foreign capital gains taxes of $173.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(6,312,824)	$(37,446,130)
Net realized gain (loss) on investments and foreign currency	(97,168,913)	47,385,420
Net change in unrealized appreciation (depreciation) on investments and foreign currency	331,947,242	(3,177,317,325)
Net increase (decrease) in net assets resulting from operations	228,465,505	(3,167,378,035)

Dividends and distributions to shareholders:
Class A	(22,708,610)	(471,605,982)
Class C	(6,836,181)	(166,546,263)
Class I	(3,528,271)	(135,403,187)
Class Y	(3,105,455)	(57,225,985)
Class Z	(40,261,675)	(1,290,263,098)
Total dividends and distributions to shareholders	(76,440,192)	(2,121,044,515)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(83,780,865)	175,096,409
Class C	(48,129,174)	(24,940,706)
Class I	(32,070,691)	55,874,506
Class Y	(44,692,012)	47,305,965
Class Z	(510,571,813)	(472,518,698)
Net decrease from shares of beneficial interest transactions — Note 6	(719,244,555)	(219,182,524)
Total decrease	(567,219,242)	(5,507,605,074)

Net Assets:
Beginning of period	3,487,912,546	8,995,517,620
END OF PERIOD	$2,920,693,304	$3,487,912,546
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(1,404,056)	$(8,273,537)
Net realized gain (loss) on investments, purchased options, swaps and foreign currency	5,780,615	(87,023,391)
Net change in unrealized appreciation (depreciation) on investments, purchased options, swaps and foreign currency	6,357,190	(119,596,493)
Net increase (decrease) in net assets resulting from operations	10,733,749	(214,893,421)

Dividends and distributions to shareholders:
Class A	—	(5,086,108)
Class C	—	(1,020,513)
Class Z	—	(40,837,532)
Total dividends and distributions to shareholders	—	(46,944,153)

Decrease from shares of beneficial interest transactions:
Class A	(6,928,973)	(15,205,189)
Class C	(1,025,545)	(168,980)
Class Z	(74,829,366)	(220,941,812)
Net decrease from shares of beneficial interest transactions — Note 6	(82,783,884)	(236,315,981)
Total decrease	(72,050,135)	(498,153,555)

Net Assets:
Beginning of period	475,915,429	974,068,984
END OF PERIOD	$403,865,294	$475,915,429
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment income	$50,136	$36,230
Net realized loss on investments, forward foreign currency contracts and foreign currency	(3,097,954)	(10,481,588)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,614,083	(9,773,753)
Net increase (decrease) in net assets resulting from operations	1,566,265	(20,219,111)

Dividends and distributions to shareholders:
Class A	—	(134,010)
Class C	—	(60,086)
Class I	—	(42,908)
Class Z	—	(900,578)
Total dividends and distributions to shareholders	—	(1,137,582)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(311,639)	(260,238)
Class C	(66,072)	(488,852)
Class I	(382,165)	759,640
Class Z	(5,259,043)	1,155,063
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(6,018,919)	1,165,613
Total decrease	(4,452,654)	(20,191,080)

Net Assets:
Beginning of period	26,480,659	46,671,739
END OF PERIOD	$22,028,005	$26,480,659
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(71,864)	$(340,790)
Net realized gain on investments and foreign currency	1,504,038	510,406
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,532,366	(28,786,806)
Net increase (decrease) in net assets resulting from operations	7,964,540	(28,617,190)

Dividends and distributions to shareholders:
Class A	(273,275)	(3,978,674)
Class C	(23,274)	(448,156)
Class I	(35,409)	(533,434)
Class Z	(177,792)	(2,792,226)
Total dividends and distributions to shareholders	(509,750)	(7,752,490)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,808,112)	2,524,957
Class C	(519,820)	(654,482)
Class I	(235,286)	141,499
Class Z	(352,556)	120,910
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(2,915,774)	2,132,884
Total increase (decrease)	4,539,016	(34,236,796)

Net Assets:
Beginning of period	65,484,805	99,721,601
END OF PERIOD	$70,023,821	$65,484,805
See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class A
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$15.83		$35.36		$28.24		$22.51		$21.94		$21.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)		(0.17)		(0.31)		(0.16)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.35		(10.93)		10.14		7.51		2.84		1.85
Total from investment operations	1.31		(11.10)		9.83		7.35		2.77		1.79
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$16.75		$15.83		$35.36		$28.24		$22.51		$21.94
Total return(iii)	8.66%		(39.87)%		36.80%		34.65%		14.82%		8.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$922,863		$957,092		$1,985,099		$1,568,743		$1,222,285		$1,208,421
Ratio of gross expenses to average net assets	1.46	%(iv)	1.51	%(v)	1.39	%(vi)	1.40	%(vii)	1.31	%(viii)	1.27	%(ix)
Ratio of net expenses to average net assets	1.46%		1.51%		1.39%		1.40%		1.31%		1.27%
Ratio of net investment loss to average net assets	(0.58)%		(0.82)%		(0.98)%		(0.66)%		(0.35)%		(0.29)%
Portfolio turnover rate	38.81%		216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class C
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$12.86		$30.60		$24.94		$20.20		$20.06		$19.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)		(0.27)		(0.47)		(0.30)		(0.21)		(0.21)
Net realized and unrealized gain (loss) on investments	1.08		(9.04)		8.84		6.66		2.55		1.71
Total from investment operations	1.00		(9.31)		8.37		6.36		2.34		1.50
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$13.47		$12.86		$30.60		$24.94		$20.20		$20.06
Total return(iii)	8.15%		(40.30)%		35.79%		33.60%		13.97%		7.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$203,736		$243,462		$656,004		$651,194		$681,792		$727,681
Ratio of gross expenses to average net assets	2.24	%(iv)	2.27	%(v)	2.16	%(vi)	2.15	%(vii)	2.07	%(viii)	2.01	%(ix)
Ratio of net expenses to average net assets	2.24%		2.27%		2.16%		2.15%		2.07%		2.01%
Ratio of net investment loss to average net assets	(1.35)%		(1.59)%		(1.73)%		(1.39)%		(1.10)%		(1.04)%
Portfolio turnover rate	38.81%		216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class I
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$16.11		$35.83		$28.59		$22.77		$22.16		$21.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)		(0.17)		(0.30)		(0.15)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.38		(11.12)		10.25		7.59		2.88		1.87
Total from investment operations	1.34		(11.29)		9.95		7.44		2.81		1.81
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$17.06		$16.11		$35.83		$28.59		$22.77		$22.16
Total return(iii)	8.63%		(39.84)%		36.82%		34.61%		14.85%		8.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,001		$156,048		$378,367		$422,807		$656,990		$776,443
Ratio of gross expenses to average net assets	1.44	%(iv)	1.49	%(v)	1.40	%(vi)	1.39	%(vii)	1.30	%(viii)	1.25	%(ix)
Ratio of net expenses to average net assets	1.44%		1.49%		1.40%		1.39%		1.30%		1.25%
Ratio of net investment loss to average net assets	(0.56)%		(0.83)%		(0.96)%		(0.61)%		(0.33)%		(0.28)%
Portfolio turnover rate	38.81%		216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Y
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		From 12/3/2018 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$16.88		$36.99		$29.36		$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)		(0.09)		(0.23)		(0.11)		(0.03)
Net realized and unrealized gain (loss) on investments	1.45		(11.59)		10.57		7.83		2.20
Total from investment operations	1.44		(11.68)		10.34		7.72		2.17
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$17.93		$16.88		$36.99		$29.36		$23.26
Total return(iv)	8.83%		(39.60)%		37.21%		35.11%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$106,867		$144,286		$252,167		$121,397		$43,750
Ratio of gross expenses to average net assets	1.15	%(v)	1.20	%(vi)	1.09	%(vii)	1.09	%(viii)	1.03	%(ix)
Ratio of expense reimbursements to average net assets	(0.15)%		(0.07)%		—		(0.04)%		(0.09)%
Ratio of net expenses to average net assets	1.00%		1.13%		1.09%		1.05%		0.94%
Ratio of net investment loss to average net assets	(0.11)%		(0.43)%		(0.70)%		(0.40)%		(0.14)%
Portfolio turnover rate	38.81%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(vi)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vii)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(viii)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(ix)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Z
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$16.84		$36.95		$29.32		$23.24		$22.51		$21.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)		(0.12)		(0.22)		(0.09)		(0.01)		—	(iii)
Net realized and unrealized gain (loss) on investments	1.45		(11.56)		10.56		7.79		2.94		1.90
Total from investment operations	1.43		(11.68)		10.34		7.70		2.93		1.90
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$17.88		$16.84		$36.95		$29.32		$23.24		$22.51
Total return(iv)	8.79%		(39.65)%		37.22%		35.10%		15.18%		9.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,556,226		$1,987,024		$5,723,880		$4,376,561		$3,482,596		$3,241,767
Ratio of gross expenses to average net assets	1.13	%(v)	1.19	%(vi)	1.09	%(vii)	1.09	%(viii)	0.99	%(ix)	0.94	%(x)
Ratio of net expenses to average net assets	1.13%		1.19%		1.09%		1.09%		0.99%		0.94%
Ratio of net investment income (loss) to average net assets	(0.23)%		(0.53)%		(0.67)%		(0.35)%		(0.03)%		0.02%
Portfolio turnover rate	38.81%		216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(vi)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vii)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(viii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(ix)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(x)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class A
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$16.19		$22.29		$18.32		$13.91		$13.73		$14.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)		(0.25)		(0.36)		(0.22)		(0.16)		(0.28)
Net realized and unrealized gain (loss) on investments	0.46		(4.77)		5.28		5.15		0.58		0.80
Total from investment operations	0.39		(5.02)		4.92		4.93		0.42		0.52
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$16.58		$16.19		$22.29		$18.32		$13.91		$13.73
Total return(iii)	2.47%		(23.17)%		27.82%		36.67%		3.26%		3.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,512		$60,116		$103,684		$60,793		$32,011		$29,620
Ratio of gross expenses to average net assets	1.99	%(iv)	2.77	%(v)	2.52	%(vi)	2.81	%(vii)	2.49	%(viii)	2.63	%(ix)
Ratio of expense reimbursements to average net assets	(0.11)%		(0.77)%		(0.52)%		(0.80)%		(0.32)%		—
Ratio of net expenses to average net assets	1.88%		2.00%		2.00%		2.01%		2.17%		2.63%
Ratio of net investment loss to average net assets	(0.87)%		(1.45)%		(1.77)%		(1.41)%		(1.12)%		(2.02)%
Portfolio turnover rate	181.83%		334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class C
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$14.44		$20.15		$16.77		$12.87		$12.81		$13.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)		(0.34)		(0.47)		(0.30)		(0.25)		(0.36)
Net realized and unrealized gain (loss) on investments	0.41		(4.29)		4.80		4.72		0.55		0.74
Total from investment operations	0.29		(4.63)		4.33		4.42		0.30		0.38
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$14.73		$14.44		$20.15		$16.77		$12.87		$12.81
Total return(iii)	2.08%		(23.73)%		26.83%		35.64%		2.55%		3.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,675		$12,462		$17,998		$10,472		$7,071		$6,790
Ratio of gross expenses to average net assets	2.76	%(iv)	3.53	%(v)	3.27	%(vi)	3.55	%(vii)	3.25	%(viii)	3.41	%(ix)
Ratio of expense reimbursements to average net assets	(0.12)%		(0.78)%		(0.52)%		(0.80)%		(0.32)%		—
Ratio of net expenses to average net assets	2.64%		2.75%		2.75%		2.75%		2.93%		3.41%
Ratio of net investment loss to average net assets	(1.64)%		(2.20)%		(2.52)%		(2.07)%		(1.88)%		(2.79)%
Portfolio turnover rate	181.83%		334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class Z
	Six months ended 4/30/2023(i)		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$16.85		$23.09		$18.91		$14.30		$14.07		$14.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)		(0.22)		(0.33)		(0.22)		(0.12)		(0.25)
Net realized and unrealized gain (loss) on investments	0.48		(4.94)		5.46		5.35		0.59		0.82
Total from investment operations	0.43		(5.16)		5.13		5.13		0.47		0.57
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$17.28		$16.85		$23.09		$18.91		$14.30		$14.07
Total return(iii)	2.61%		(22.97)%		28.07%		37.08%		3.54%		4.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$337,678		$403,338		$852,387		$352,396		$85,184		$69,002
Ratio of gross expenses to average net assets	1.68	%(iv)	2.45	%(v)	2.20	%(vi)	2.47	%(vii)	2.15	%(viii)	2.33	%(ix)
Ratio of expense reimbursements to average net assets	(0.10)%		(0.70)%		(0.45)%		(0.70)%		(0.29)%		—
Ratio of net expenses to average net assets	1.58%		1.75%		1.75%		1.77%		1.86%		2.33%
Ratio of net investment loss to average net assets	(0.56)%		(1.22)%		(1.52)%		(1.30)%		(0.82)%		(1.72)%
Portfolio turnover rate	181.83%		334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/23.
(v)	Includes 1.11% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.88% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(ix)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$8.41	$14.13	$11.71	$9.80	$8.77	$11.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.03)	(0.09)	(0.06)	0.03	— (iii)
Net realized and unrealized gain (loss) on investments	0.46	(5.42)	2.51	2.45	1.18	(2.12)
Total from investment operations	0.46	(5.45)	2.42	2.39	1.21	(2.12)
Dividends from net investment income	—	— (iii)	—	(0.48)	(0.18)	(0.40)
Distributions from net realized gains	—	(0.27)	—	—	—	—
Net asset value, end of period	$8.87	$8.41	$14.13	$11.71	$9.80	$8.77
Total return(iv)	5.47%	(39.27)%	20.67%	25.15%	14.13%	(19.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,244	$3,375	$6,331	$3,320	$3,942	$4,397
Ratio of gross expenses to average net assets	2.05%	1.80%	1.65%	2.25%	2.22%	1.77%
Ratio of expense reimbursements to average net assets	(0.47)%	(0.25)%	(0.10)%	(0.72)%	(0.69)%	(0.21)%
Ratio of net expenses to average net assets	1.58%	1.55%	1.55%	1.53%	1.53%	1.56%
Ratio of net investment income (loss) to average net assets	— (v)	(0.30)%	(0.60)%	(0.61)%	0.35%	(0.01)%
Portfolio turnover rate	56.20%	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Amount was less than 0.005%.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$7.89	$13.36	$11.16	$9.35	$8.36	$10.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.11)	(0.18)	(0.13)	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	0.42	(5.09)	2.38	2.33	1.13	(2.02)
Total from investment operations	0.39	(5.20)	2.20	2.20	1.10	(2.10)
Dividends from net investment income	—	—	—	(0.39)	(0.11)	(0.34)
Distributions from net realized gains	—	(0.27)	—	—	—	—
Net asset value, end of period	$8.28	$7.89	$13.36	$11.16	$9.35	$8.36
Total return(iii)	4.94%	(39.68)%	19.71%	24.19%	13.34%	(20.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,368	$1,369	$3,016	$2,658	$2,782	$2,973
Ratio of gross expenses to average net assets	2.82%	2.57%	2.45%	3.02%	2.98%	2.54%
Ratio of expense reimbursements to average net assets	(0.48)%	(0.27)%	(0.15)%	(0.72)%	(0.70)%	(0.23)%
Ratio of net expenses to average net assets	2.34%	2.30%	2.30%	2.30%	2.28%	2.31%
Ratio of net investment loss to average net assets	(0.77)%	(1.05)%	(1.35)%	(1.36)%	(0.35)%	(0.75)%
Portfolio turnover rate	56.20%	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$8.33	$14.00	$11.59	$9.73	$8.72	$11.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.02)	(0.07)	(0.05)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.46	(5.37)	2.48	2.42	1.19	(2.11)
Total from investment operations	0.46	(5.39)	2.41	2.37	1.21	(2.10)
Dividends from net investment income	—	(0.01)	—	(0.51)	(0.20)	(0.40)
Distributions from net realized gains	—	(0.27)	—	—	—	—
Net asset value, end of period	$8.79	$8.33	$14.00	$11.59	$9.73	$8.72
Total return(iv)	5.52%	(39.22)%	20.79%	25.19%	14.22%	(19.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,244	$1,538	$1,968	$2,617	$2,636	$14,516
Ratio of gross expenses to average net assets	1.97%	1.77%	1.66%	2.14%	2.07%	1.71%
Ratio of expense reimbursements to average net assets	(0.49)%	(0.32)%	(0.22)%	(0.69)%	(0.65)%	(0.24)%
Ratio of net expenses to average net assets	1.48%	1.45%	1.44%	1.45%	1.42%	1.47%
Ratio of net investment income (loss) to average net assets	0.08%	(0.14)%	(0.53)%	(0.52)%	0.17%	0.06%
Portfolio turnover rate	56.20%	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$8.52	$14.29	$11.78	$9.87	$8.85	$11.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	0.03	(0.01)	(0.01)	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.46	(5.47)	2.52	2.46	1.18	(2.12)
Total from investment operations	0.49	(5.44)	2.51	2.45	1.27	(2.08)
Dividends from net investment income	—	(0.06)	—	(0.54)	(0.25)	(0.43)
Distributions from net realized gains	—	(0.27)	—	—	—	—
Net asset value, end of period	$9.01	$8.52	$14.29	$11.78	$9.87	$8.85
Total return(iii)	5.63%	(38.93)%	21.31%	25.76%	14.83%	(19.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,171	$20,200	$35,357	$13,028	$14,090	$19,236
Ratio of gross expenses to average net assets	1.67%	1.44%	1.34%	1.89%	1.85%	1.43%
Ratio of expense reimbursements to average net assets	(0.65)%	(0.45)%	(0.35)%	(0.90)%	(0.90)%	(0.39)%
Ratio of net expenses to average net assets	1.02%	0.99%	0.99%	0.99%	0.95%	1.04%
Ratio of net investment income (loss) to average net assets	0.56%	0.26%	(0.05)%	(0.06)%	0.95%	0.39%
Portfolio turnover rate	56.20%	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.55	$17.71	$13.60	$11.38	$10.60	$11.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.07)	(0.08)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.45	(4.71)	5.23	3.13	1.43	0.84
Total from investment operations	1.43	(4.78)	5.15	3.08	1.42	0.82
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$12.89	$11.55	$17.71	$13.60	$11.38	$10.60
Total return(iii)	12.48%	(29.27)%	39.80%	28.64%	14.81%	8.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,384	$35,237	$51,634	$38,192	$29,932	$29,662
Ratio of gross expenses to average net assets	1.36%	1.36%	1.27%	1.36%	1.40%	1.41%
Ratio of expense reimbursements to average net assets	—	—	—	(0.02)%	(0.05)%	(0.06)%
Ratio of net expenses to average net assets	1.36%	1.36%	1.27%	1.34%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.33)%	(0.53)%	(0.52)%	(0.43)%	(0.12)%	(0.16)%
Portfolio turnover rate	4.31%	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$9.76	$15.30	$11.95	$10.18	$9.62	$10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.15)	(0.17)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.22	(4.01)	4.56	2.76	1.29	0.76
Total from investment operations	1.17	(4.16)	4.39	2.63	1.20	0.67
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$10.84	$9.76	$15.30	$11.95	$10.18	$9.62
Total return(iii)	12.10%	(29.87)%	38.87%	27.53%	13.97%	7.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,450	$2,709	$5,150	$5,368	$5,369	$6,124
Ratio of gross expenses to average net assets	2.12%	2.09%	2.03%	2.11%	2.16%	2.14%
Ratio of net expenses to average net assets	2.12%	2.09%	2.03%	2.11%	2.16%	2.14%
Ratio of net investment loss to average net assets	(1.09)%	(1.27)%	(1.27)%	(1.19)%	(0.92)%	(0.95)%
Portfolio turnover rate	4.31%	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.52	$17.67	$13.57	$11.36	$10.58	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.07)	(0.08)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.45	(4.70)	5.22	3.12	1.43	0.83
Total from investment operations	1.43	(4.77)	5.14	3.07	1.42	0.81
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$12.86	$11.52	$17.67	$13.57	$11.36	$10.58
Total return(iii)	12.51%	(29.28)%	39.82%	28.60%	14.83%	7.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,816	$4,538	$6,884	$8,131	$10,213	$12,258
Ratio of gross expenses to average net assets	1.36%	1.35%	1.28%	1.35%	1.39%	1.37%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.02)%	(0.02)%
Ratio of net expenses to average net assets	1.36%	1.35%	1.28%	1.35%	1.37%	1.35%
Ratio of net investment loss to average net assets	(0.34)%	(0.53)%	(0.52)%	(0.42)%	(0.12)%	(0.17)%
Portfolio turnover rate	4.31%	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.91	$18.16	$13.87	$11.55	$10.70	$11.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.02)	(0.03)	(0.01)	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.50	(4.85)	5.36	3.19	1.46	0.84
Total from investment operations	1.50	(4.87)	5.33	3.18	1.49	0.87
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$13.32	$11.91	$18.16	$13.87	$11.55	$10.70
Total return(iv)	12.69%	(29.02)%	40.35%	29.11%	15.34%	8.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,373	$23,001	$36,053	$22,646	$15,755	$13,262
Ratio of gross expenses to average net assets	1.03%	1.02%	0.96%	1.04%	1.12%	1.13%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.07)%	(0.02)%	(0.09)%	(0.18)%	(0.23)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.94%	0.95%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets	0.07%	(0.13)%	(0.20)%	(0.05)%	0.29%	0.27%
Portfolio turnover rate	4.31%	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares, Class Z shares and Class Y shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Z shares and Class Y shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)   Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii)   selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Swap contracts are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”). Centrally Cleared Swaps are valued at the last reported sale on the clearing exchange.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b)   Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)   Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)   Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)   Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)     Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, each Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(g)    Swaps: Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

(h)    Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(i)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(j)    Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(k)    Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(l)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)    Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.85%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

The sub-adviser to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Alger Management, is paid a fee from the advisory fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2023, Alger Management paid a sub-advisory fee of $991,328 to Weatherbie.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, for all Funds other than Alger Emerging Markets Fund, acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and dividend expense on short sales and net borrowing costs, for all Funds other than Alger Spectra Fund and Alger Dynamic Opportunities Fund, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

Prior to April 1, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and borrowing costs, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

	CLASS										FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A		C		I		Y		Z		APRIL 30, 2023
Alger Spectra Fund	—		—		—		0.28	%(a)	0.34	%(a)	$96,611
Alger Dynamic Opportunities Fund	0.80	%(b)	1.55	%(b)	—		—		0.55(b)		221,698
Alger Emerging Markets Fund	0.80(c)		1.55(c)		0.70	%(c)	—		0.24(c)		78,728
Alger Responsible Investing Fund	—		—		—		—		0.24(d)		9,276

(a) Prior to April 1, 2023, total annual fund operating expenses for Alger Spectra Fund, Class Y and Z shares, could not exceed 0.79% and 0.99%, respectively.

(b) Prior to April 1, 2023, total annual fund operating expenses for Alger Dynamic Opportunities Fund, Class A, C and Z shares, could not exceed 2.00%, 2.75% and 1.75%, respectively.

(c) Prior to April 1, 2023, total annual fund operating expenses for Alger Emerging Markets Fund, Class A, C, I and Z shares, could not exceed 1.55%, 2.30%, 1.45% and 0.99%, respectively.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Responsible Investing Fund, Class Z shares, could not exceed 0.95%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2023, there were no recoupments made to the Investment Manager.

(b)    Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c)    Distribution Fees: The Trust has adopted distribution plans for Class A, Class C and Class I shares of the Funds pursuant to which Class A, Class C and Class I shares of each Fund pay Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below, as a percentage of the respective average daily net assets of the share class of the designated Fund, to compensate Alger LLC for its activities and expenses incurred in distributing and/ or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d)    Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$8,633
Alger Dynamic Opportunities Fund	273
Alger Emerging Markets Fund	85
Alger Responsible Investing Fund	10

(e)    Brokerage Commissions: During the six months ended April 30, 2023, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, $249,606, $226,158, $803 and $1,837, respectively, in connection with securities transactions.

(f)     Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2023, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $359,874, $18,297, $2,435 and $13,006, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h)    Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie. For the six months ended April 30, 2023 these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN
Alger Dynamic Opportunities Fund	$669,786	$—	$—

(i)     Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of April 30, 2023.

During the six months ended April 30, 2023, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund incurred interfund loan interest expenses of $95, $3,305 and $404, respectively, and Alger Dynamic Opportunities Fund earned interfund loan interest income of $37,154 which is included as interest expenses and interest income in the accompanying Statements of Operations.

(j)     Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,856,287	—	19,334	—	14,211
Alger Dynamic Opportunities Fund	108	—	—	—	2,130,371
Alger Emerging Markets Fund	—	—	—	—	19,476
Alger Responsible Investing Fund	—	—	—	—	231,211

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, swaps, forward foreign currency contracts and short sales, for the six months ended April 30, 2023:

	PURCHASES	SALES
Alger Spectra Fund	$1,250,238,122	$1,988,090,369
Alger Dynamic Opportunities Fund	686,987,225	717,035,985
Alger Emerging Markets Fund	14,242,983	19,950,197
Alger Responsible Investing Fund	2,888,903	5,302,653

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2023, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$174,004	6.37%
Alger Dynamic Opportunities Fund	29,411	6.92
Alger Emerging Markets Fund	124,451	5.43
Alger Responsible Investing Fund	23,198	5.55

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the six months ended April 30, 2023 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$8,812,969
Alger Dynamic Opportunities Fund	5,283,723
Alger Emerging Markets Fund	3,260,389
Alger Responsible Investing Fund	435,312

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the six months ended April 30, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	2,940,315	$45,581,003	8,935,481	$207,294,795
Shares converted from Class C	122,574	1,901,553	329,685	7,095,904
Dividends reinvested	1,331,629	19,867,911	16,030,882	393,077,226
Shares redeemed	(9,768,013)	(151,131,332)	(20,964,386)	(432,371,516)
Net increase (decrease)	(5,373,495)	$(83,780,865)	4,331,662	$175,096,409
Class C:
Shares sold	442,289	$5,541,035	1,239,496	$21,700,858
Shares converted to Class A	(151,710)	(1,901,553)	(399,997)	(7,095,904)
Dividends reinvested	546,229	6,576,600	7,877,758	158,027,827
Shares redeemed	(4,648,038)	(58,345,256)	(11,224,607)	(197,573,487)
Net decrease	(3,811,230)	$(48,129,174)	(2,507,350)	$(24,940,706)
Class I:
Shares sold	303,367	$4,799,152	6,913,785	$220,734,553
Dividends reinvested	222,869	3,387,603	5,281,257	131,820,186
Shares redeemed	(2,532,517)	(40,257,446)	(13,070,346)	(296,680,233)
Net increase (decrease)	(2,006,281)	$(32,070,691)	(875,304)	$55,874,506
Class Y:
Shares sold	587,263	$9,497,338	1,307,548	$27,292,813
Dividends reinvested	188,818	3,011,649	2,187,308	57,001,233
Shares redeemed	(3,365,380)	(57,200,999)	(1,762,674)	(36,988,081)
Net increase (decrease)	(2,589,299)	$(44,692,012)	1,732,182	$47,305,965
Class Z:
Shares sold	6,474,653	$106,873,014	25,350,752	$571,397,204
Dividends reinvested	2,278,316	36,248,015	44,283,179	1,152,248,325
Shares redeemed	(39,704,957)	(653,692,842)	(106,545,965)	(2,196,164,227)
Net decrease	(30,951,988)	$(510,571,813)	(36,912,034)	$(472,518,698)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	203,236	$3,314,815	951,808	$17,503,809
Shares converted from Class C	1,176	19,230	1,411	23,371
Dividends reinvested	—	—	268,301	5,003,812
Shares redeemed	(629,655)	(10,263,018)	(2,159,765)	(37,736,181)
Net decrease	(425,243)	$(6,928,973)	(938,245)	$(15,205,189)
Class C:
Shares sold	35,181	$510,862	225,580	$3,707,548
Shares converted to Class A	(1,321)	(19,230)	(1,578)	(23,371)
Dividends reinvested	—	—	60,830	1,018,896
Shares redeemed	(104,305)	(1,517,177)	(314,797)	(4,872,053)
Net decrease	(70,445)	$(1,025,545)	(29,965)	$(168,980)
Class Z:
Shares sold	3,342,497	$56,799,517	10,212,905	$195,576,443
Dividends reinvested	—	—	2,060,832	39,918,317
Shares redeemed	(7,739,673)	(131,628,883)	(25,245,663)	(456,436,572)
Net decrease	(4,397,176)	$(74,829,366)	(12,971,926)	$(220,941,812)

Alger Emerging Markets Fund
Class A:
Shares sold	39,608	$361,170	137,961	$1,746,184
Dividends reinvested	—	—	9,895	130,721
Shares redeemed	(74,905)	(672,809)	(194,674)	(2,137,143)
Net decrease	(35,297)	$(311,639)	(46,818)	$(260,238)
Class C:
Shares sold	11,191	$96,750	8,522	$101,552
Dividends reinvested	—	—	4,772	59,457
Shares redeemed	(19,539)	(162,822)	(65,407)	(649,861)
Net decrease	(8,348)	$(66,072)	(52,113)	$(488,852)
Class I:
Shares sold	2,240	$19,794	246,058	$2,914,984
Dividends reinvested	—	—	2,961	38,696
Shares redeemed	(45,156)	(401,959)	(205,092)	(2,194,040)
Net increase (decrease)	(42,916)	$(382,165)	43,927	$759,640
Class Z:
Shares sold	677,523	$6,272,490	1,419,212	$17,528,765
Dividends reinvested	—	—	66,936	891,582
Shares redeemed	(1,252,558)	(11,531,533)	(1,589,750)	(17,265,284)
Net increase (decrease)	(575,035)	$(5,259,043)	(103,602)	$1,155,063

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	99,980	$1,212,558	274,277	$3,991,046
Shares converted from Class C	949	11,415	14,789	221,025
Dividends reinvested	21,954	254,889	226,759	3,712,040
Shares redeemed	(274,051)	(3,286,974)	(379,091)	(5,399,154)
Net increase (decrease)	(151,168)	$(1,808,112)	136,734	$2,524,957
Class C:
Shares sold	3,647	$36,838	19,331	$212,111
Shares converted to Class A	(1,127)	(11,415)	(17,360)	(221,025)
Dividends reinvested	2,333	22,857	31,719	441,843
Shares redeemed	(56,288)	(568,100)	(93,031)	(1,087,411)
Net decrease	(51,435)	$(519,820)	(59,341)	$(654,482)
Class I:
Shares sold	4,277	$51,150	8,656	$118,404
Dividends reinvested	2,962	34,310	32,174	525,409
Shares redeemed	(26,614)	(320,746)	(36,399)	(502,314)
Net increase (decrease)	(19,375)	$(235,286)	4,431	$141,499
Class Z:
Shares sold	134,094	$1,641,788	455,242	$6,874,750
Dividends reinvested	12,859	154,046	144,806	2,435,629
Shares redeemed	(173,902)	(2,148,390)	(654,352)	(9,189,469)
Net increase (decrease)	(26,949)	$(352,556)	(54,304)	$120,910

NOTE 7 — Income Tax Information:

At October 31, 2022, the Alger Dynamic Opportunities Fund and the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $69,126,422 and $10,897,355, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$289,081,933		$289,081,933	$—	$—
Consumer Discretionary	549,170,509		476,936,861	72,233,648	—
Consumer Staples	14,906,383		14,906,383	—	—
Energy	152,591,194		152,591,194	—	—
Financials	183,440,377		183,440,377	—	—
Healthcare	450,903,123		450,903,123	—	—
Industrials	281,054,448		281,054,448	—	—
Information Technology	1,042,377,296		1,042,377,296	—	—
Materials	77,105,610		77,105,610	—	—
Real Estate	46,121,315		46,121,315	—	—
TOTAL COMMON STOCKS	$3,086,752,188		$3,014,518,540	$72,233,648	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	8,110,955		—	—	8,110,955
TOTAL PREFERRED STOCKS	$8,110,955		$—	$—	$8,110,955
SPECIAL PURPOSE VEHICLE
Information Technology	12,477,843		—	—	12,477,843
TOTAL INVESTMENTS IN SECURITIES	$3,107,340,986		$3,014,518,540	$72,233,648	$20,588,798
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	8,613,164		8,613,164	—	—
Consumer Discretionary	22,028,628		22,028,628	—	—
Consumer Staples	20,044,458		20,044,458	—	—
Exchange Traded Funds	11,227,298		11,227,298	—	—
Financials	9,756,593		9,756,593	—	—
Healthcare	2,892,888		2,892,888	—	—
Industrials	20,755,479		20,755,479	—	—
Information Technology	13,800,744		13,800,744	—	—
Market Indices	67,030,806		67,030,806	—	—
TOTAL COMMON STOCKS	$176,150,058		$176,150,058	$—	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$25,037,193		$25,037,193	$—	$—
Consumer Discretionary	62,173,551		58,328,033	3,845,518	—
Energy	19,768,053		19,768,053	—	—
Financials	19,059,890		19,059,890	—	—
Healthcare	79,852,939		76,367,674	—	3,485,265
Industrials	56,797,802		56,797,802	—	—
Information Technology	74,133,223		74,133,223	—	—
Materials	4,173,531		4,173,531	—	—
Real Estate	10,675,407		10,675,407	—	—
TOTAL COMMON STOCKS	$351,671,589		$344,340,806	$3,845,518	$3,485,265
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	84,492		—	—	84,492
SPECIAL PURPOSE VEHICLE
Information Technology	1,543,280		—	—	1,543,280
SHORT TERM INVESTMENTS
U.S. Government	48,926,911		—	48,926,911	—
PURCHASED OPTIONS
Consumer Discretionary	110,070		110,070	—	—
TOTAL INVESTMENTS IN SECURITIES	$402,336,342		$344,450,876	$52,772,429	$5,113,037
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	7,556,901		7,556,901	—	—
Consumer Discretionary	32,832,727		32,832,727	—	—
Consumer Staples	5,689,106		5,689,106	—	—
Energy	2,712,473		2,712,473	—	—
Financials	10,590,969		10,590,969	—	—
Healthcare	21,990,578		21,990,578	—	—
Industrials	25,122,298		25,122,298	—	—
Information Technology	22,312,016		22,312,016	—	—
Materials	5,974,252		5,974,252	—	—
Real Estate	2,759,368		2,759,368	—	—
TOTAL COMMON STOCKS	$137,540,688		$137,540,688	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	9,257,541		9,257,541	—	—
TOTAL SECURITIES SOLD SHORT	$146,798,229		$146,798,229	$—	$—
FINANCIAL DERIVATIVE INSTRUMENTS - ASSETS
Swaps - Contracts for difference	$1,110,607		$—	$1,110,607	$—
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
Swaps - Contracts for difference	$(74,508)		$—	$(74,508)	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,230,326	$—	$1,230,326	$—
Consumer Discretionary	8,479,007	4,980,766	3,498,241	—
Consumer Staples	1,670,975	—	1,670,975	—
Financials	2,538,070	786,900	1,751,170	—
Healthcare	2,019,725	302,625	1,717,100	—
Industrials	1,000,224	565,032	435,192	—
Information Technology	3,991,264	356,879	3,634,385	—
Materials	309,352	—	309,352	—
TOTAL COMMON STOCKS	$21,238,943	$6,992,202	$14,246,741	$—
TOTAL INVESTMENTS IN SECURITIES	$21,238,943	$6,992,202	$14,246,741	$—
Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	3,836,300	3,836,300	—	—
Consumer Discretionary	11,396,932	11,396,932	—	—
Consumer Staples	2,294,728	2,294,728	—	—
Financials	6,219,236	6,219,236	—	—
Healthcare	9,129,279	9,129,279	—	—
Industrials	3,996,686	3,996,686	—	—
Information Technology	29,003,602	29,003,602	—	—
Materials	1,518,805	1,518,805	—	—
Utilities	596,335	596,335	—	—
TOTAL COMMON STOCKS	$67,991,903	$67,991,903	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,913,501	1,913,501	—	—
TOTAL INVESTMENTS IN SECURITIES	$69,905,404	$69,905,404	$—	$—

* Alger Spectra Fund’s and Alger Dynamic Opportunities Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2022	$1,037,036
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,338,305)
Included in net change in unrealized appreciation (depreciation) on investments	3,484,453
Purchases and sales
Purchases	—
Sales	(2,183,184)
Closing balance at April 30, 2023	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$3,484,453

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2022	$8,233,534 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(122,579)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	8,110,955 *
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(122,579)

Alger Spectra Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$12,651,042
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(173,199)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	12,477,843
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(173,199)

Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2022	$3,485,265
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	3,485,265
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2022	$75,665
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	8,827
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	84,492
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$16,854

Alger Dynamic Opportunities Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$1,564,668
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(21,388)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,543,280
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$68,280

* Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Preferred Stocks	8,110,955		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A
Special Purpose Vehicle	12,477,843		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A
Alger Dynamic Opportunities Fund
Common Stocks	$3,485,265		Market	Priced at Cost	N/A	N/A
			Approach
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Rights	84,492		Income	Discount Rate	8.14%-9.44%	N/A
			Approach	Probability of Success	0.00%-60.00%	N/A
Special Purpose Vehicle	1,543,280		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of April 30, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$348,794	$—	$348,794	$—
Collateral held for short sales(a)	81,973,457	81,973,457	—	—
Due to broker(b)	(75,887,501)	(75,887,501)	—	—
Alger Dynamic Opportunities Fund	21,248,233	73	21,248,160	—
Collateral held for short sales(a)	119,724,435	119,724,435	—	—
Collateral pledged for OTC swaps(c)	5,155,069	5,155,069	—	—
Alger Emerging Markets Fund	574,627	54,413	520,214	—
Alger Responsible Investing Fund	120,218	—	120,218	—

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of April 30, 2023.

(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of April 30, 2023.

(c) The collateral held for the OTC swaps balance represents restricted cash held at prime brokers as of April 30, 2023.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2023, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2023, Alger Dynamic Opportunities Fund had option purchases of $121,000. The average volume of contracts for purchased options for the six months ended April 30, 2023 was $69,143 based on market value. Options were held during 4 months of the period.

Forward foreign currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the six months ended April 31, 2023, the average notional amount of forward foreign currency contracts outstanding for Alger Emerging Markets Fund was $310,598. Forward foreign currency contracts were held during 1 month of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the six months ended April 30, 2023, is as follows:

NET REALIZED LOSS ON DERIVATIVES
Alger Emerging Markets Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(1,862)
Total	$(1,862)

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(175,474)
Total	$(175,474)

Swaps — Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Contracts for Differences — The Funds may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from a decrease in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be made at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

	ASSET DERIVATIVES 2023		LIABILITY DERIVATIVES 2023
Alger Dynamic Opportunities Fund

Over the counter swaps – Contracts for difference+	Assets Fair Value	$1,110,607	Liabilities Fair Value	$(74,508)
Total		$1,110,607		$(74,508)

+ Equity contracts.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2023, the average monthly notional amount of swap contracts for Alger Dynamic Opportunities Fund was $8,669,530. Swaps contracts were held during 6 months of the period. The effect of swap instruments on the accompanying Statement of Operations for the six months ended April 30, 2023 was as follows:

NET REALIZED LOSS ON SWAPS
Alger Dynamic Opportunities Fund
Contracts for difference+	$(1,952,830)
Total	$(1,952,830)

NET CHANGE IN UNREALIZED APPRECIATION ON SWAPS
Alger Dynamic Opportunities Fund
Contracts for difference+	$2,459,825
Total	$2,459,825

+ Equity contracts.

Disclosure about Offsetting Assets and Liabilities — In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, the Investment Manager may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement may give a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between a Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of a Fund’s credit risk to such counterparty equal to any amounts payable by a Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, as a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at April 30, 2023 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of April 30, 2023:

Alger Dynamic Opportunities Fund
	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Contracts for difference+	$1,110,607	$(74,508)
Total	$1,110,607	$(74,508)

+ Equity contracts.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of April 30, 2023:

Alger Dynamic Opportunities Fund

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities(a)	Financial Instruments Available for Offset	Collateral Pledged(b)	Net Amount(c) (Not Less than $0)
BNP	$950,286	$—	$(950,286)	$—
Goldman Sachs	$160,321	$(74,508)	$(85,813)	$—
Total	$1,110,607	$(74,508)	$(1,036,099)	$—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(c) Net amount represents the net amount payable to the counterparty in the event of default.

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the six-month period ended April 30, 2023, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six-month period ended April 30, 2023 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	2,912,012	—	—	2,912,012	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(100,548)	7,672,812
Crosslink Ventures Capital C, LLC, Cl. B***					—	—	(72,651)	4,805,031
Total					$—	$—	$(173,199)	$12,477,843

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	41,418	—	—	41,418	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(12,654)	965,626
Crosslink Ventures Capital C, LLC, Cl. B***					—	—	(8,734)	577,654
Total					$—	$—	$(21,388)	$1,543,280

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital C, LLC, Class A and Crosslink Ventures Capital C, LLC, Class B. There were no capital increases or decreases for the six-month period ended April 30, 2023.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2022 and ending April 30, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,029.30	$7.35	1.46%
	Hypothetical(c)	1,000.00	1,017.55	7.30	1.46
Class C	Actual	1,000.00	1,071.50	11.51	2.24
	Hypothetical(c)	1,000.00	1,013.69	11.18	2.24
Class I	Actual	1,000.00	1,086.30	7.45	1.44
	Hypothetical(c)	1,000.00	1,017.65	7.20	1.44
Class Y	Actual	1,000.00	1,088.30	5.18	1.00
	Hypothetical(c)	1,000.00	1,019.84	5.01	1.00
Class Z	Actual	1,000.00	1,087.90	5.85	1.13
	Hypothetical(c)	1,000.00	1,019.19	5.66	1.13

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$970.70	$9.19	1.88%
	Hypothetical(c)	1,000.00	1,015.47	9.39	1.88
Class C	Actual	1,000.00	1,010.80	13.16	2.64
	Hypothetical(c)	1,000.00	1,011.70	13.17	2.64
Class Z	Actual	1,000.00	1,026.10	7.94	1.58
	Hypothetical(c)	1,000.00	1,016.96	7.90	1.58

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$998.90	$7.83	1.58%
	Hypothetical(c)	1,000.00	1,016.96	7.90	1.58
Class C	Actual	1,000.00	1,039.40	11.83	2.34
	Hypothetical(c)	1,000.00	1,013.19	11.68	2.34
Class I	Actual	1,000.00	1,055.20	7.54	1.48
	Hypothetical(c)	1,000.00	1,017.46	7.40	1.48
Class Z	Actual	1,000.00	1,056.30	5.20	1.02
	Hypothetical(c)	1,000.00	1,019.74	5.11	1.02

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,065.80	$6.97	1.36%
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class C	Actual	1,000.00	1,111.00	11.10	2.12
	Hypothetical(c)	1,000.00	1,014.28	10.59	2.12
Class I	Actual	1,000.00	1,125.10	7.17	1.36
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class Z	Actual	1,000.00	1,126.90	5.01	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or

•  Make deposits or withdrawals from your account or

•  Give us your contact information or

•  Provide account information or

•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.

They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Funds’ liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Funds with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Funds’ liquidity risk by considering qualitative factors such as the Funds’ investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Funds primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Funds, and concluded that the Funds remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Funds based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS II

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIISAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)          Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

By:	/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date: June 21, 2023